Exhibit 10.11
EXECUTION VERSION
FIRST PRIORITY PLEDGE AND SECURITY AGREEMENT AND IRREVOCABLE PROXY
dated as of
June 4, 2008
among
RESIDENTIAL FUNDING COMPANY, LLC,
GMAC MORTGAGE, LLC
and certain of their Affiliates from time to time parties hereto, as Grantors
GMAC, LLC, as Lender and
Lender Agent
and
WELLS FARGO BANK, N.A.,
as First Priority Collateral Agent

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FIRST PRIORITY PLEDGE AND SECURITY AGREEMENT
AND IRREVOCABLE PROXY
     THIS FIRST PRIORITY PLEDGE AND SECURITY AGREEMENT AND IRREVOCABLE PROXY (this “Agreement”) dated as of June 4, 2008, is among Residential Funding Company, LLC, a Delaware limited liability company (“RFC”), and GMAC Mortgage, LLC, a Delaware limited liability company (“GMAC Mortgage; and together with RFC, each a “Borrower” and collectively, the “Borrowers”); Residential Capital, LLC, a Delaware limited liability company (“ResCap”), Homecomings Financial, LLC, a Delaware limited liability company (“Homecomings”), GMAC-RFC Holding Company, LLC, a Delaware limited liability company (“RFC Holdings”), and GMAC Residential Holding Company, LLC, a Delaware limited liability company (“Residential”; and each of ResCap, Homecomings, RFC Holdings, and Residential herein a “Guarantor” and collectively, the “Guarantors”); GMAC Model Home Finance, LLC, a Delaware limited liability company (“Model Home”); Developers of Hidden Springs, LLC, a Delaware limited liability company (“Developers”) and DOA Holding Properties, LLC, a Delaware limited liability company (“DOA” and each of Developers and DOA, herein is an “Equity Pledgor” and collectively, the “Equity Pledgors”); RFC Asset Holdings II, LLC, a Delaware limited liability company (“RAHI”), and Passive Asset Transactions, LLC, a Delaware limited liability company (“PATI”; and each of RAHI and PATI is herein a “FABS Grantor” and collectively, the “FABS Grantors”); Residential Mortgage Real Estate Holdings, LLC, a Delaware limited liability company (“Residential Mortgage”), Residential Funding Real Estate Holdings, LLC, a Delaware limited liability company (“Residential Funding”), Homecomings Financial Real Estate Holdings, LLC, a Delaware limited liability company (“Homecomings Financial”), and Equity Investment I, LLC, a Delaware limited liability company (“Equity I”; and each of Residential Mortgage, Residential Funding, Homecomings Financial and Equity I is herein an “Additional Account Party” and collectively, the “Additional Account Party”); and each other Person that agrees to become a “Grantor” by executing and delivering a Joinder Agreement pursuant to Section 15 (each Borrower, each Guarantor, Model Home, each Equity Pledgor, each FABS Grantor, each Additional Account Party and each such other Person is herein a “Grantor” and collectively, the “Grantors”); GMAC, LLC, a Delaware limited liability company, as Lender Agent and a Lender; and Wells Fargo Bank, N.A., as first priority collateral agent (together with its successor(s) thereto in such capacity, the “First Priority Collateral Agent”) for the Lender Parties.
WITNESSETH:
     WHEREAS, pursuant to the Loan Agreement, dated as of the date hereof, among the Borrowers, the Guarantors, and GMAC LLC, as Lender Agent and initial Lender, and certain other financial institutions and Persons from time to time party thereto as Lenders (as amended, supplemented, restated or otherwise modified from time to time, the “Loan Agreement”), the Lenders thereunder have agreed to make loans to the Borrowers;
     WHEREAS, the Guarantors have pursuant to Article XI of the Loan Agreement guaranteed all “Obligations” as defined in the Loan Agreement (each such guaranty so made by a Guarantor, herein its “Guaranty”);
     WHEREAS, as a requirement under the Loan Agreement and the making of the Loans under the Loan Agreement, the Grantors are required to execute and deliver this Agreement;
First Priority Pledge and Security Agreement
and Irrevocable Proxy

     WHEREAS, each Grantor has duly authorized the execution, delivery and performance of this Agreement; and
     WHEREAS, it is in the best interests of each Grantor to execute this Agreement inasmuch as each Grantor will derive substantial direct and indirect benefits from the Loans made from time to time to the Borrowers;
     NOW, THEREFORE, for and in consideration of any loan, advance or other financial accommodation heretofore or hereafter made to the Borrowers and/or the Grantors under or in connection with the Loan Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
     1. Definitions. When used herein and unless the context otherwise requires, (a) capitalized terms which are not otherwise defined herein have the meanings assigned to such terms in Schedule 1.01 to the Loan Agreement; (b) the terms Account, Account Debtor, Certificated Security, Chattel Paper, Commercial Tort Claim, Commodity Account, Commodity Contract, Deposit Account, Document, Electronic Chattel Paper, Equipment, Financial Assets, Fixture, General Intangibles, Goods, Health Care Insurance Receivables, Instrument, Inventory, Investment Property, Letter of Credit, Letter-of-Credit Rights, Money, Proceeds, Security, Security Entitlement, Securities Account, Supporting Obligations and Uncertificated Security have the respective meanings assigned thereto in Article 8 or Article 9 of the UCC (as defined below); and (c) the following terms have the following meanings (such definitions to be applicable to both the singular and plural forms of such terms):
     Assigned Documents means the Note Issuance Facility Deed, the Deed of Charge, the UK Note and any other Facility Document to which Residential Capital, LLC is a party.
     Bailment Collateral shall have the meaning given such term in the Intercreditor Agreement.
     Collateral means, with respect to any Grantor, all property and rights of such Grantor in which a security interest is granted pursuant to Sections 2, 3, 4 and 5.
     Collateral Control Agent shall have the meaning given such term in the Intercreditor Agreement.
     Computer Hardware and Software means, with respect to any Grantor, all of such Grantor’s rights (including rights as licensee and lessee) with respect to: (a) computer and other electronic data processing hardware, including all integrated computer systems, central processing units, memory units, display terminals, printers, features, computer elements, card readers, tape drives, hard and soft disk drives, cables, electrical supply hardware, generators, power equalizers, accessories, peripheral devices and other related computer hardware; (b) all software programs designed for use on the computers and electronic data processing hardware described in clause (i) above, including, without limitation, all operating system software, utilities and application programs in whatsoever form (source code and object code in magnetic tape, disk or hard copy format or any other listings whatsoever); (c) any firmware associated with any of the foregoing; and (d) any documentation for hardware, software and firmware described in clauses (a), (b) and (c) above, including, without limitation, flow charts, logic diagrams, manuals, specifications, training materials, charts and pseudo codes.

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     Deed of Charge means the deed of charge and assignment made on or about the date hereof between, amongst others, the UK SPE, Residential Capital, LLC and the Security Trustee.
     Distributions means all dividends of stock, membership interests or other ownership interests, liquidating dividends, shares of stock resulting from (or in connection with the exercise of) stock splits, reclassifications, warrants, options, non-cash dividends, mergers, consolidations, and all other distributions (whether similar or dissimilar to the foregoing) on or with respect to any Pledged Share, Pledged Interest or other shares of capital stock, member interest or other ownership interests or security entitlements constituting Collateral, but shall not include Dividends.
     Dividends means cash dividends and cash distributions with respect to any Pledged Share or any Pledged Interest made in the ordinary course of business and not as a liquidating dividend.
     Dutch Assets means the Dutch Memberships Interests and Dutch VFLN Receivables.
     Dutch Membership Interests means 65% of any and all rights, claims (vorderingsrechten) and interests of each of Residential Funding Company, LLC and GMAC-RFC Holding Company, LLC in their capacity as member (lid) of GMAC RFC International Holdings Coöperatief U.A. under or in connection with their membership (lidmaatschap).
     Dutch VFLN Receivables means any and all rights and claims (vorderingsrechten) (including but not limited to a right of recourse (regres) or subrogation (subrogatie)) whether present or future, whether actual or contingent, of Residential Capital, LLC under or in connection with (i) the VFLN Agreement entered into by and between, amongst others, the Residential Capital, LLC, GX CE Funding B.V. and Stichting Security Trustee GX CE Funding, (ii) each VFLN Note and (iii) the VFLN Trust Deed.
     Excluded Assets means, with respect to any Grantor and to the extent such Property does not constitute Primary Collateral, the following Property: (a) Goods securing purchase money indebtedness or capital lease obligations to the extent such purchase money indebtedness or capital lease obligations prohibit the granting of a security interest on such assets; (b) voting capital stock of controlled foreign corporations (as defined in the Internal Revenue Code) in excess of sixty-five percent (65%) of the voting rights of such corporations including without limitation GMAC-RFC Australia Pty Limited and GMAC RFC International Holdings Coöperatief U.A. (or any other controlled foreign corporation identified in writing by a Grantor to the First Priority Collateral Agent); (c) any asset, including any account, note, contract, lease, financing arrangement, general intangible, equity investment, interests in joint ventures or other agreement to the extent that the grant of a security interest therein would violate applicable Requirements of Law, result in the invalidation thereof or provide any party thereto with a right of termination or default with respect thereto or with respect to any Bilateral Facility to which such asset is subject as of the Closing Date (in each case, after giving effect to applicable provisions of the UCC and other applicable Requirements of Law and principles of equity); (d) any trademark applications filed in the United States Patent and Trademark Office on the basis of such Grantor’s “intent-to-use” such trademark, unless and until acceptable evidence of use of the trademark had been filed with the United States Patent and Trademark Office pursuant to Section 1(c) or 1(d) of the Lanham Act (15 U.S.C. 1051, et seq.) to the extent that granting a lien in such trademark application prior to such filing would adversely affect the enforceability of validity of such trademark application; (e) proceeds and

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products of any and all of the foregoing excluded assets described in clause (a) through (d) above only to the extent such proceeds and products would constitute property or assets of the type described in clause (a) through (d) above; and (f) the Exempt Cash Reserve Account and any proceeds and products thereof.
     General Intangibles means, with respect to any Grantor, all of such Grantor’s “general intangibles” as defined in the UCC and, in any event, includes (without limitation) all of such Grantor’s licenses, franchises, tax refund claims, guarantee claims, security interests and rights to indemnification.
     Intellectual Property means all past, present and future: trade secrets and other proprietary information; rights in customer lists; trademarks, service marks, business names, trade names, domain names, designs, logos, and/or other source and/or business identifiers and the goodwill of the business relating thereto and all registrations or applications for registrations which have heretofore been or may hereafter be issued thereon throughout the world (including without limitation the tradename “DITECH”); copyrights (including, without limitation, copyrights for computer programs) and copyright registrations or applications for registrations which have heretofore been or may hereafter be issued throughout the world; inventions (whether or not patentable); patent applications and patents; industrial designs, industrial design applications and registered industrial designs; rights in license agreements related to any of the Intellectual Property and income therefrom; the right to sue for all past, present and future infringements of any of the foregoing; all common law and other rights throughout the world in and to all of the foregoing; and the right to obtain all reissues, extensions or renewals of the foregoing.
     Intercreditor Agreement means that certain Intercreditor Agreement, dated on or before June 6, 2008 as of the date hereof, among Wells Fargo Bank, N.A., in its capacity as First Priority Collateral Agent, Wells Fargo Bank, N.A., in its capacity as Second Priority Collateral Agent, Wells Fargo Bank, N.A., in its capacity as Third Priority Collateral Agent, the Lender Agent and the other parties thereto.
     Lender Parties shall have the meaning given such term in the Loan Agreement.
     Non-Tangible Collateral means, with respect to any Grantor, collectively, such portion of such Grantor’s Collateral that constitutes Accounts, Chattel Paper, Deposit Accounts, Documents, General Intangibles, Payment Intangibles, Investment Property, Letter-of-Credit Rights, Letters of Credit and Supporting Obligations.
     Note Issuance Facility Deed means the note issuance facility deed made on or about the date hereof between, amongst others, Residential Capital, LLC and the UK SPE.
     Obligations means the Obligations (as defined in the Loan Agreement).
     Pledged Interest Issuer means each Person identified in Item B of Attachment I hereto as the Pledged Interest Issuer.
     Pledged Interests means all member interests, general or limited partnership interests or other ownership interests of any Pledged Interest Issuer described in Item B of Attachment I hereto, whether now existing or hereafter arising (other than Excluded Assets); all other member interests,

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general or limited partnership interests or other ownership interests issued by any Pledgor’s Subsidiaries (other than Excluded Assets) that is hereafter from time to time pledged as Collateral under this Agreement by a Pledgor; all registrations, certificates, articles or agreements governing or representing any such interests; all options and other rights, contractual or otherwise, at any time existing with respect to such interests; all distributions, cash, instruments and other property now or hereafter received, receivable or otherwise distributed in respect of or in exchange for any or all of such interests; and all proceeds of the foregoing.
     Pledged Note Issuer means each Person identified in Item D of Attachment I hereto as the issuer of the Pledged Note identified opposite the name of such Person.
     Pledged Note Lien means any and all liens or security interests securing the obligation of a Pledged Note Issuer evidenced by the applicable Pledged Note, and all collateral subject to such liens and security interests.
     Pledged Notes means all of the promissory notes described in Item D of Attachment I hereto, and all other promissory notes of any Pledged Note Issuer, issued by a Pledged Note Issuer, as such promissory notes, in accordance with Section 11(j), are amended, restated, modified or supplemented from time to time; any promissory note of any Pledged Note Issuer taken in extension or renewal thereof or substitution therefor; all instruments or agreements governing or representing all or any of such notes; all rights, contractual or otherwise, at any time existing with respect to such notes; all distributions, cash, instruments and other property now or hereafter received, receivable or otherwise distributed in respect of or in exchange for any or all of such notes; and all proceeds of the foregoing.
     Pledged Property means all Pledged Interests, all Pledged Notes, all Pledged Shares, all other securities, all assignments of any amounts due or to become due, all other instruments which are now being delivered by any Pledgor to the First Priority Collateral Agent or the Collateral Control Agent or may from time to time hereafter be delivered by any Pledgor to the First Priority Collateral Agent or Collateral Control Agent for the purpose of pledge under this Agreement or any other Facility Document, and all proceeds of any of the foregoing.
     Pledged Share Issuer means each Person identified in Item A of Attachment I hereto as the issuer of the Pledged Shares identified opposite the name of such Person.
     Pledged Shares means all shares of capital stock of any Pledged Share Issuer, whether now existing or hereafter arising (other than Excluded Assets), and all other shares of capital stock of any direct Subsidiary of a Pledgor that is hereafter from time to time pledged as Collateral under this Agreement by a Pledgor; all registrations, certificates, articles, or agreements governing or representing any such interest; all options and other rights, contractual or otherwise, at any time existing with respect to all or any of such shares; all distributions, cash, instruments and other property now or hereafter received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares; and all proceeds of the foregoing.
     Pledgor means any Borrower, any Guarantor, any Equity Pledgor or Model Home.

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     Property means any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible, including, without limitation, cash, securities, accounts and contract rights.
     Security Trustee means Deutsche Trustee Company Limited in its capacity as security trustee for the Secured Creditors (as defined in the English Security Documents).
     Servicing Contract means any agreement, whether titled a “servicing agreement,” a “pooling and servicing agreement,” a “sale and servicing agreement,” or otherwise, pursuant to which any Grantor is obligated to perform collection, enforcement or foreclosure services with respect to, or to maintain and remit any funds collected from, persons obligated on any mortgage loan or pool of mortgage loans.
     Significant Subsidiary means any Subsidiary of the ResCap (or group of Subsidiaries as to which a specified condition applies) which meets any of the following conditions:
     (a) ResCap’s and its other Subsidiaries’ proportionate share of the total assets (after intercompany eliminations) of the Subsidiary exceeds 10 percent of the total assets of ResCap and its Subsidiaries on a consolidated basis as of the end of the most recently completed fiscal year; or
     (b) the Subsidiary’s income from continuing operations before income taxes, extraordinary items and cumulative effect of a change in accounting principle exceeds 10 percent of such income of ResCap and its Subsidiaries on a consolidated basis for the most recently completed fiscal year.
     For purposes of this definition, a Subsidiary shall mean a Person that is controlled by ResCap directly or indirectly through one or more intermediaries. For purposes of making any determination or calculations, this definition shall be interpreted in accordance with the rules and instructions of Rule 1-02 of Regulation S-X under the Securities Act of 1933 as in effect on the Closing Date.
     Trust Deed means that certain trust deed entered into by and between, amongst others, GX CE Funding and the Security Trustee GX CE Funding in relation to the VFLN Agreement.
     UCC means the Uniform Commercial Code as in effect from time to time in the State of New York; provided that, as used in Section 10(a) hereof, “UCC” shall mean the Uniform Commercial Code as in effect from time to time in any applicable jurisdiction.
     UK Note means the notes issued to Residential Capital, LLC from time to time by the UK SPE pursuant to the Note Issuance Facility Deed (there being only one note outstanding at any time).
     UK Note Related Security means all Liens created in favor of the Security Trustee by the UK SPE in connection with the issuance of the UK Note.
     UK Pledged Shares means the UK Pledged Shares in each UK Pledged Shares Company which are held by Residential Funding Company, LLC and represented by the certificates listed in

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Item C of Attachment I hereto and which represent 65% of the UK Pledged Shares held by Residential Funding Company, LLC in the relevant UK Pledged Shares Company together with all other shares and other assets, including any moneys and other Derivative Rights (as defined in the English Security Documents) from time to time charged to the First Priority Collateral Agent.
     UK Pledged Shares Companies means:
     (a) GMAC-RFC Holdings Limited a company incorporated in England and Wales (registered number 03471082) whose registered office is at Eastern Gate, Brants Bridge, Bracknell, Berkshire RG12 9BZ (“GMAC Holdings”);
     (b) GMAC-RFC Europe Limited a company incorporated in England and Wales (registered number 03987700) whose registered office is at Eastern Gate, Brants Bridge, Bracknell, Berkshire RG12 9BZ; (“GMAC Europe”); and
     (c) RFC Investments Limited, a company incorporated in England and Wales (registered number 03488658) whose registered address is at Eastern Gate, Brants Bridge, Bracknell, Berkshire RG12 9BZ (“RFC Investments”),
     and UK Pledged Share Company means any of them.
     UK SPE means Viaduct No. 7 Limited.
     VFLN Agreement means that certain variable funding loan note agreement dated June 4, 2008 and entered into by and between, amongst others, Residential Capital, LLC, GX CE Funding B.V. and Stichting Security Trustee GX CE Funding.
     VFLN Note means any note issued by GX CE Funding B.V. to Residential Capital, LLC under or pursuant to the VFLN Agreement.
     2. Grant of Security Interest by Borrowers, the Guarantors and Model Home. As security for the prompt payment in full in cash and performance of all Obligations, each of the Borrowers and the Guarantors and Model Home and each other Grantor (other than a Grantor that is an Equity Pledgor, an FABS Grantor or an Additional Account Pledgor) hereby pledges to the First Priority Collateral Agent for the benefit of the Lender Parties, and hereby grants a continuing security interest to the First Priority Collateral Agent for the benefit of the Lender Parties in, all of each such Borrower’s or Guarantor’s or Model Home’s or any such other Grantor’s right, title and interest, in, to, and under, whether now or hereafter existing, owned or acquired and wherever located and howsoever created, arising or evidenced, all of the following:
     (a) all Assets including, without limitation, all Financial Asset-Backed Securities, Servicing P&I Advances, Servicing T&I Advances, Mortgage Loans and Incremental Advances of a type specified in, or otherwise described in Schedule VI to this Agreement, and all other Property described in Schedule VI to this Agreement;
     (b) Accounts, including Health Care Insurance Receivables;
     (c) Chattel Paper, including Electronic Chattel Paper;

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     (d) Commercial Tort Claims described on Schedule V hereto, as such schedule may be supplemented from time to time by any applicable Grantor in accordance with this Agreement;
     (e) Computer Hardware and Software and all rights with respect thereto, including, without limitation, any and all rights in licenses, options, warranties, service contracts, program services, test rights, maintenance rights, support rights, improvement rights, renewal rights and indemnifications, and any substitutions, replacements, additions or model conversions of any of the foregoing;
     (f) Deposit Accounts;
     (g) Documents;
     (h) Financial Assets, including, without limitation, (A) all Deposit Accounts and Securities Accounts in which any Financial Assets are carried or credited, and all Investment Property (including all Security Entitlements), Instruments, Money, and other property on deposit therein or credited thereto, and all permitted investments acquired with funds on deposit in or carried in or credited to such Deposit Accounts or Securities Accounts, (B) all agreements, contracts, documents and instruments evidencing, arising from, relating to or other otherwise delivered pursuant to or in connection with Financial Assets, (C) all cash and funds delivered to a Grantor (or its bailee or agent) in respect of such Financial Assets and any collateral securing the same, and (D) to the extent not included in the foregoing, all Accounts, Chattel Paper, Deposit Accounts, Documents, General Intangibles, Payment Intangibles, Instruments, Investment Property, Letter-of-Credit Rights, Letters of Credit, Supporting Obligations, and Money, consisting of, arising from, or relating to or delivered pursuant to, any of the foregoing;
     (i) General Intangibles (including, without limitation, all Payment Intangibles and all rights, titles and interests in the English Security Documents, the Dutch Security Documents and the Mexican Security Documents);
     (j) Goods (including, without limitation, all its Equipment, Fixtures and Inventory), together with all embedded software, accessions, additions, attachments, improvements, substitutions and replacements thereto and therefor;
     (k) Instruments;
     (l) Intellectual Property;
     (m) (i) (A) all issued and outstanding shares of capital stock of each Pledged Share Issuer identified in Item A of Attachment I hereto, (B) all other Pledged Shares issued from time to time, (C) all Pledged Notes of each Pledged Note Issuer identified in Item D of Attachment I hereto (including, without limitation, the English Note and the Dutch Note), (D) all other Pledged Notes issued from time to time, (E) all Pledged Note Liens, (F) all issued and outstanding member interests, general or limited partnership interests or other ownership interests of each Pledged Interest Issuer

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identified in Item B of Attachment I hereto, (G) all other Pledged Interests issued from time to time, (H) all other Pledged Property, whether now or hereafter delivered to the First Priority Collateral Agent in connection with this Agreement, and (I) all Dividends, Distributions, interest, and other payments and rights with respect to any Pledged Property; (ii) all Sales Proceeds Accounts and all funds, properties and assets (including financial assets) deposited therein or carried in or credited thereto, and (iii) to the extent not included in the foregoing clause (m)(i), all other Investment Property (including, without limitation, Commodity Accounts, Commodity Contracts, Securities (whether Certificated Securities or Uncertificated Securities), Security Entitlements and Securities Accounts);
     (n) Letter-of-Credit Rights and Letters of Credit;
     (o) Money (of every jurisdiction whatsoever);
     (p) Dutch Assets;
     (q) UK Pledged Shares and UK Notes;
     (r) Supporting Obligations;
     (s) Servicing Contracts;
     (t) Investment Property; and
     (u) to the extent not included in the foregoing, all other personal assets and property of any kind or description;
together with all books, records, writings, data bases, information and other property relating to, used or useful in connection with, or evidencing, embodying, incorporating or referring to any of the foregoing, all claims and/or insurance proceeds arising out of the loss, nonconformity or any interference with the use of, or any defect or infringement of rights in, or damage to, any of the foregoing, and all Proceeds, products, offspring, rents, issues, profits and returns of and from, and all distributions on and rights arising out of, any of the foregoing;
provided that, notwithstanding the foregoing, the “Collateral” described in this Section 2 shall not include Excluded Assets.
     Residential Capital, LLC agrees with the First Priority Collateral Agent and undertakes to pledge or, as the case may be, to pledge in advance the Dutch VFLN Receivables. Each of Residential Funding Company, LLC and GMAC-RFC Holding Company, LLC agrees with the First Priority Collateral Agent and undertakes to pledge or, as the case may be, to pledge in advance the respective Dutch Membership Interests.
     3. Grant of Security Interest by Equity Pledgors. As security for the prompt payment in full in cash and performance of all Obligations, each of the Equity Pledgors hereby pledges to the

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First Priority Collateral Agent for the benefit of the Lender Parties, and hereby grants a continuing security interest to the First Priority Collateral Agent for the benefit of the Lender Parties in, all of each such Equity Pledgor’s right, title and interest, in, to, and under, whether now or hereafter existing, owned or acquired and wherever located and howsoever created, arising or evidenced, all of the following:
     (a) all Pledged Shares of each Pledged Share Issuer identified in Item A of Attachment I hereto;
     (b) all other Pledged Shares issued by any Pledged Share Issuer and pledged hereunder by any Equity Pledgor from time to time;
     (c) all promissory notes, if any, of each Pledged Note Issuer identified in Item D of Attachment I hereto;
     (d) all other Pledged Notes, if any, issued by any Pledged Note Issuer from time to time;
     (e) all Pledged Note Liens, if any;
     (f) all Pledged Interests of each Pledged Interest Issuer identified in Item B of Attachment I hereto;
     (g) all other Pledged Interests issued by any Pledged Interest Issuer and pledged hereunder by any Equity Pledgor from time to time;
     (h) all Dividends, Distributions, interest, and other payments and rights with respect to any Pledged Shares or Pledged Interests;
     (i) all Deposit Accounts and all Property deposited or carried therein or credited thereto; and
     (j) all Securities Accounts and all Property (including all Investment Property and Financial Assets) deposited or carried therein or credited thereto, and all permitted investments acquired with funds on deposit in or carried in or credited to such Securities Accounts;
together with all books, records, writings, data bases, information and other property relating to, used or useful in connection with, or evidencing, embodying, incorporating or referring to any of the foregoing, all claims and/or insurance proceeds arising out of the loss, nonconformity or any interference with the use of, or any defect or infringement of rights in, or damage to, any of the foregoing, and all Proceeds, products, offspring, rents, issues, profits and returns of and from, and all distributions on and rights arising out of, any of the foregoing;
provided that, notwithstanding the foregoing, the “Collateral” described in this Section 3 shall not include Excluded Assets.

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     4. Grant of Security Interest by FABS Grantors. As security for the prompt payment in full in cash and performance of all Obligations, each of the FABS Grantors hereby pledges to the First Priority Collateral Agent for the benefit of the Lender Parties, and hereby grants a continuing security interest to the First Priority Collateral Agent for the benefit of the Lender Parties in all of each such FABS Grantor’s right, title and interest, in, to, and under, whether now or hereafter existing, owned or acquired and wherever located and howsoever created, arising or evidenced, all of the following:
     (a) all Financial Assets, including without limitation all Financial Asset-Backed Securities;
     (b) all Deposit Accounts and Securities Accounts in which any Financial Assets are carried or credited, and all Investment Property (including all Security Entitlements), Instruments, Money, and other Property on deposit or carried therein or credited thereto, and all permitted investments acquired with funds on deposit in or carried in or credited thereto, and in any event the Securities Accounts identified opposite such FABS Grantor’s name on Schedule X hereto;
     (c) all agreements, contracts, documents and instruments evidencing, arising from, relating to or other otherwise delivered pursuant to or in connection with Financial Assets;
     (d) all cash and funds delivered to FABS Grantor (or its bailee or agent) in respect of such Financial Assets and any collateral securing the same; and
     (e) to the extent not included in the foregoing, all Accounts, Chattel Paper, Deposit Accounts, Documents, General Intangibles, Payment Intangibles, Instruments, Investment Property, Letter-of-Credit Rights, Letters of Credit, Supporting Obligations, and Money, consisting of, arising from, or relating to or delivered pursuant to, any of the foregoing;
together with all books, records, writings, data bases, information and other property relating to, used or useful in connection with, or evidencing, embodying, incorporating or referring to any of the foregoing, all claims and/or insurance proceeds arising out of the loss, nonconformity or any interference with the use of, or any defect or infringement of rights in, or damage to, any of the foregoing, and all Proceeds, products, offspring, rents, issues, profits and returns of and from, and all distributions on and rights arising out of, any of the foregoing;
provided that, notwithstanding the foregoing, the “Collateral” described in this Section 4 shall not include Excluded Assets.
     5. Grant of Security Interest by Additional Account Parties. As security for the prompt payment in full in cash and performance of all Obligations, each of the Additional Account Parties hereby pledges to the First Priority Collateral Agent for the benefit of the Lender Parties, and hereby grants a continuing security interest to the First Priority Collateral Agent for the benefit of the Lender Parties in all of each such Additional Account Party’s right, title and interest, in, to, and

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under, whether now or hereafter existing, owned or acquired and wherever located and howsoever created, arising or evidenced, all of the following:
     (a) all Deposit Accounts identified opposite such Additional Account Party’s name on Schedule X hereto and any Property deposited or carried therein or credit thereto and any replacement account therefor; and
     (b) all Proceeds, products, offspring, rents, issues, profits and returns of and from, and all distributions on and rights arising out of, any of the foregoing;
provided that, notwithstanding the foregoing, the “Collateral” described in this Section 5 shall not include Excluded Assets.
     6. Representations and Warranties.
     (a) Each Grantor represents and warrants that:
     (i) no financing statement (other than any which may have been filed on behalf of the First Priority Collateral Agent or in connection with Liens expressly permitted by the Loan Agreement (“Permitted Liens”)) covering any of the Collateral is on file in any public office, except those financing statements identified on Schedule VI(a) hereto;
     (ii) such Grantor is and will be the lawful owner of all Collateral, free of all Liens and claims whatsoever, other than the security interest hereunder and Permitted Liens, except those Liens and claims identified on Schedule VI(a) hereto, with full power and authority to execute and deliver this Agreement and perform such Grantor’s obligations hereunder, and to subject the Collateral to the security interest hereunder and (ii) none of the Collateral of such Grantor that constitutes Collateral is subject to any Liens other than Permitted Liens;
     (iii) all information with respect to the Collateral and Account Debtors set forth in any schedule, certificate or other writing at any time heretofore or hereafter furnished by such Grantor to the First Priority Collateral Agent or any Lender Party is and will be true and correct in all material respects as of the date specified therein (or, if no date is so specified, as of the date furnished);
     (iv) such Grantor’s true legal name as registered in the jurisdiction in which such Grantor is organized or incorporated, jurisdiction of organization or incorporation, federal employer identification number, organizational identification number, if any, as designated by the state of its organization, formation or incorporation, chief executive office and principal place of business are as set forth on Schedule I hereto (and such Grantor has not maintained its chief executive office and principal place of business at any other location at any time after January 1, 2003 except as otherwise disclosed in writing to the First Priority Collateral Agent and Lender Agent);
     (v) each other location where such Grantor maintains a place of business is set forth on Schedule II hereto or as otherwise disclosed in writing to the First Priority Collateral Agent and Lender Agent;

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     (vi) except as disclosed on Schedule III hereto, such Grantor is not now known and during the five years preceding the date hereof has not previously been known by any trade name;
     (vii) except as disclosed on Schedule III hereto, during the five years preceding the date hereof such Grantor has not been known by any legal name different from the one set forth on the signature page of this Agreement nor has such Grantor been the subject of any merger or other corporate reorganization;
     (viii) Schedule IV hereto contains a complete listing of all of such Grantor’s material Intellectual Property which is subject to a registration;
     (ix) Schedule V hereto contains a complete listing of all of such Grantor’s Commercial Tort Claims in excess of $10,000,000 in value;
     (x) Schedule VII hereto identifies all direct Subsidiaries of each Borrower, Guarantor and Equity Pledgor;
     (xi) Schedule IX hereto lists all Bailment Collateral the Grantor is required to deliver to the First Priority Collateral Agent and Lender Agent as of the Closing Date, such Schedule IX to be updated at any time additional Bailment Collateral may be so delivered;
     (xii) such Grantor is a corporation, limited partnership or limited liability company as specified in Schedule I hereto and is duly organized, validly existing and in good standing under the laws of the state of its incorporation, formation or organization;
     (xiii) the execution and delivery of this Agreement, the grant of the security interest, proxy and other rights granted herein and the performance by such Grantor of its obligations hereunder are within such Grantor’s corporate, partnership or limited liability company powers, have been duly authorized by all necessary corporate, partnership or limited liability company action, have received all necessary governmental approvals (if any shall be required), and do not and will not contravene or conflict with any provision of law or of the charter or by-laws or other organizational documents of such Grantor or any judgment, order or decree, which is binding upon such Grantor and will not cause a breach, default or event of default under of any agreement, indenture, instrument or other document to which such Grantor is a party;
     (xiv) this Agreement is a legal, valid and binding obligation of such Grantor, enforceable in accordance with its terms, except that the enforceability of this Agreement may be limited by bankruptcy, insolvency, fraudulent conveyance, fraudulent transfer, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law);
     (xv) such Grantor has not performed any act which might prevent the First Priority Collateral Agent from enforcing any of the terms of this Agreement or which could limit the First Priority Collateral Agent in any such enforcement;

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     (xvi) no Collateral is in the possession of any Person (other than such Grantor or a custodian, securities intermediary or account bank appointed by such Grantor) asserting any claim thereto or security interest therein (other than Permitted Liens), except that the First Priority Collateral Agent or its designee or agents may have possession of Collateral as contemplated pursuant to the Facility Documents;
     (xvii) this Agreement creates a valid security interest in the Collateral, securing the payment of the Obligations, and all filings and other actions necessary to perfect and protect such security interest have been duly taken and such security interest shall be a first priority security interest as to all Collateral (except for Permitted Liens and except, as to priority, to the Liens evidenced by the financial statements specified in Schedule VI(a)).
     (xviii) in the case of any Pledged Shares constituting Collateral, all of such Pledged Shares are duly authorized and validly issued, fully paid, and non-assessable, and constitute all of the issued and outstanding shares of capital stock of each Pledged Share Issuer owned by the Pledgor set forth across from the name of such Pledged Share Issuer on Attachment I hereto, except as otherwise set forth thereon;
     (xix) in the case of each Pledged Note and the Pledged Note Liens, all of such Pledged Notes and Pledged Note Liens, if any, have been duly authorized, executed, endorsed, issued and delivered, and are the legal, valid and binding obligation of the issuers thereof, and are not in default; and
     (xx) in the case of any Pledged Interests constituting Collateral, such Pledged Interests constitute one hundred percent (100%) of the Pledgor’s interest in the Pledged Interest Issuer (other than Excluded Assets) and the percentage of the total membership, partnership or other equity interests in the Pledged Interest Issuer indicated on Attachment I, except as otherwise set forth thereon. The Pledged Interests indicated on Attachment I are duly registered in the permanent ownership records of the respective Pledged Interests Issuer, and such registration is maintained in the principal office of such issuer. Such registration continues valid and genuine and has not been altered. All Pledged Interests have been duly authorized and validly issued, are fully paid and non-assessable, and were not issued in violation of the preemptive rights, if any, of any Person or of any agreement by which any Pledgor is bound. All documentary, stamp or other taxes or fees owing in connection with the registration, issuance, transfer or pledge of Collateral have been paid. No restrictions or conditions exist with respect to the registration, transfer, voting or pledge of any Pledged Interests (other than usual or customary securities laws or ERISA restrictions). All requisite formalities for the granting of a security interest in the Pledged Interests required pursuant to the organizational documents of the Pledgors or the Pledged Interest Issuer have been complied with on or prior to the execution and delivery of this Agreement. Each Pledgor represents that, as of the date hereof, none of the Pledged Interests is dealt with or traded on any securities exchange or in any securities market.
     (b) RFC represents and warrants, with respect to the UK Pledged Shares, that:
     (i) it is the sole legal and beneficial owner of the UK Pledged Shares free from all Liens other than Permitted Liens;

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     (ii) the UK Pledged Shares are fully paid;
     (iii) there are no moneys or liabilities outstanding or payable in respect of the UK Pledged Shares or any of them;
     (iv) it is lawfully entitled to create the security over the UK Pledged Shares constituted by this Agreement in favor of the First Priority Collateral Agent;
     (v) together the UK Pledged Shares constitute 65% of the issued share capital of each Company; and
     (vi) the UK Pledged Shares are fully transferable to the First Priority Collateral Agent (or any other person as the First Priority Collateral Agent shall direct) without restriction and in particular in respect of any pre-emption rights or restrictions in the articles of association of any UK Pledged Shares Company all appropriate waivers have been obtained in respect of them from all other shareholders of that UK Pledged Shares Company, which are unconditional, irrevocable and legally binding and enforceable.
     7. Grantor Remains Liable; Nature of Security Interest; Subrogation, etc.
     (a) Anything herein to the contrary notwithstanding, (i) each Grantor shall remain liable under the contracts and agreements included in the Collateral to the extent set forth therein, and will perform all of its duties and obligations under such contracts and agreements to the same extent as if this Agreement had not been executed, (ii) the exercise by the First Priority Collateral Agent of any of its rights hereunder shall not release any Grantor from any of its duties or obligations under any such contracts or agreements included in the Collateral, and (iii) neither the First Priority Collateral Agent nor any other Lender Party shall have any obligation or liability under any contracts or agreements included in the Collateral by reason of this Agreement, nor shall the First Priority Collateral Agent nor any Lender Party be obligated to perform any of the obligations or duties of any Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.
     (b) This Agreement shall in all respects be a continuing, absolute, unconditional and irrevocable grant of security interest, and shall remain in full force and effect until all Obligations have been paid in full in cash and all Commitments have terminated. All rights of the Lender Parties and the security interests granted to the First Priority Collateral Agent (for its benefit and the benefit of each other Lender Party) hereunder, and all obligations of the Grantors hereunder, shall, in each case, be absolute, unconditional and irrevocable irrespective of (i) any lack of validity, legality or enforceability of any Facility Document, (ii) the failure of any Lender Party (A) to assert any claim or demand or to enforce any right or remedy against any Grantor or any other Person under the provisions of any Facility Document or otherwise, or (B) to exercise any right or remedy against any other guarantor of, or collateral securing, any Obligations, (iii) any change in the time, manner or place of payment of, or in any other term of, all or any part of the Obligations, or any other extension, compromise or renewal of any Obligations, (iv) any reduction, limitation, impairment or termination of any Obligations (except until all Obligations have been paid in full in cash and all Commitments have terminated) for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and each Grantor hereby waives

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any right to or claim of) any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, nongenuineness, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, any Obligations or otherwise, (v) any amendment to, rescission, waiver, or other modification of, or any consent to or departure from, any of the terms of any Facility Document, (vi) any addition, exchange or release of any Collateral of the Obligations, or any surrender or non-perfection of any Collateral, or any amendment to or waiver or release or addition to, or consent to or departure from, any other guaranty held by any Lender Party securing any of the Obligations, or (vii) any other circumstance which might otherwise constitute a defense available to, or a legal or equitable discharge of, any Grantor or any other Grantor, any surety or any guarantor.
     (c) Until one year and one day after all Obligations have been paid in full in cash and all Commitments have terminated, each Grantor hereby irrevocably waives any claim or other rights which it may now or hereafter acquire against any Borrower, any other Grantor or any other Grantor that arise from the existence, payment, performance or enforcement of such Grantor’s obligations under this Agreement or any other Facility Document, including any right of subrogation, reimbursement, exoneration or indemnification, any right to participate in any claim or remedy of any Lender Party against any Borrower, any other Grantor or any other Grantor or any Collateral which any Lender Party now has or hereafter acquires, whether or not such claim, remedy or right arises in equity, or under contract, statute or common law, including the right to take or receive from any Borrower, any Grantor or any other Grantor, directly or indirectly, in cash or other property or by set-off or in any manner, payment or security on account of such claim or other rights. If any amount shall be paid to any Grantor in violation of the preceding sentence and the Obligations shall not have been indefeasibly paid in full in cash or all Commitments have not been terminated, then such amount shall be deemed to have been paid to such Grantor for the benefit of, and held in trust for, the First Priority Collateral Agent (on behalf of the Lender Parties), and shall forthwith be paid to the First Priority Collateral Agent to be credited and applied upon the Obligations, whether matured or unmatured. Each Grantor acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated by the Loan Agreement and that the waiver set forth in this Section 7(c) is knowingly made in contemplation of such benefits.
     (d) Except as otherwise provided in the Loan Agreement, if any Lender Party may, under applicable Requirements of Law, proceed to realize its benefits under this Agreement or the other Facility Documents giving any Lender Party a lien upon any Collateral, either by judicial foreclosure or by non-judicial sale or enforcement, such Lender Party may, at its sole option, determine which of its remedies or rights it may pursue without affecting any of its rights and remedies under this Agreement. If, in the exercise of any of its rights and remedies, any Lender Party shall forfeit any of its rights or remedies, including its right to enter a deficiency judgment against any Grantor or any other Grantor or any other Person, whether because of any applicable Requirements of Law pertaining to “election of remedies” or the like, each Grantor hereby consents to such action by such Lender Party and waives any claim based upon such action, even if such action by such Lender Party shall result in a full or partial loss of any rights of subrogation that such Grantor might otherwise have had but for such action by such Lender Party.
     8. Collections, etc. Until such time during the existence of an Event of Default as the First Priority Collateral Agent shall notify such Grantor of the revocation of such power and authority, each Grantor (a) will, at its own expense, endeavor to collect, as and when due, all

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amounts due under any of the Non-Tangible Collateral, including the taking of such action with respect to such collection as the First Priority Collateral Agent may reasonably request or, in the absence of such request, as such Grantor may deem advisable; and (b) may grant, in the ordinary course of business, to any party obligated on any of the Non-Tangible Collateral, any rebate, refund or allowance to which such party may be lawfully entitled, and may accept, in connection therewith, the return of Goods, the sale or lease of which shall have given rise to such Non-Tangible Collateral. The First Priority Collateral Agent, however, may, at any time that an Event of Default has occurred and is continuing, whether before or after any revocation of such power and authority or the maturity of any of the Obligations, notify any party obligated on any of the Non-Tangible Collateral to make payment or otherwise render performance to or for the benefit of the First Priority Collateral Agent and enforce, by suit or otherwise the obligations of any such party obligated on any Non-Tangible Collateral. In connection therewith, the First Priority Collateral Agent may surrender, release or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any indebtedness thereunder or evidenced thereby. Upon request of the First Priority Collateral Agent following the occurrence and during the continuation of an Event of Default, each Grantor will, at its own expense, notify any party obligated on any of the Non-Tangible Collateral to make payment to the First Priority Collateral Agent of any amounts due or to become due thereunder.
     9. Release. Collateral shall from time to time be released from the security interest created by this Agreement pursuant to and in accordance with the provisions of the Loan Agreement. Upon any such release, the Lender Agent will, at the Grantors’ joint and several expense, cause the First Priority Collateral Agent to deliver to the relevant Grantor, without any representations, warranties or recourse of any kind whatsoever, such released Collateral held by the First Priority Collateral Agent or Collateral Control Agent hereunder, and execute and deliver to the Grantor such documents as such Grantor shall reasonably request to evidence such release.
     10. Agreements of the Grantors. (a) Each Grantor:
     (i) will execute such financing statements (or any equivalent filings in the United Kingdom and the Netherlands) and other documents (and pay the cost of filing or recording the same in all public offices reasonably determined to be appropriate by the First Priority Collateral Agent or the Lender Agent) and do such other acts and things (including, without limitation, delivery to the First Priority Collateral Agent of any Instruments and Certificated Securities which constitute Collateral), all as the First Priority Collateral Agent or the Lender Agent may from time to time reasonably request, to establish and maintain a valid perfected security interest in the Collateral (free of all other liens, claims and rights of third parties whatsoever, other than Permitted Liens) to secure the payment of the Obligations (and each Grantor authorizes the First Priority Collateral Agent and the Lender Agent to file, without limitation, any financing statement (or any equivalent filings in the United Kingdom and the Netherlands) that (i) indicates the Collateral (x) as “all property” or “all assets” of such Grantor or words of similar effect, regardless of whether any particular asset in the Collateral falls within the scope of Article 9 of the UCC of the jurisdiction wherein such financing statement is filed, or (y) as being of an equal or lesser scope or with greater detail, and (ii) contains any other information required by Section 5 of Article 9 of the UCC of the jurisdiction wherein such financing statement is filed regarding the sufficiency or filing office acceptance of any financing statement (or any equivalent filings

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in the United Kingdom and the Netherlands), including (x) whether such Grantor is an organization, the type of organization and any organizational identification number issued to such Grantor and (y) in the case of a financing statement (or any equivalent filings in the United Kingdom and the Netherlands) filed as a fixture filing or indicating Collateral as as-extracted collateral or timber to be cut, a sufficient description of real property to which the Collateral relates;
     (ii) will keep all its records regarding Collateral at, and will not maintain any place of business at any location other than, its address(es) shown on Schedules I and II hereto or at such other addresses of which such Grantor shall have given the First Priority Collateral Agent and the Lender Agent not less than 30 days’ prior written notice;
     (iii) will not change its state of organization or incorporation and will not change its name, identity or corporate structure or its organizational identification number for the state of its incorporation, formation or organization, in each case such that any financing statement filed to perfect the First Priority Collateral Agent’s interests under this Agreement would become seriously misleading, unless such Grantor shall have given the First Priority Collateral Agent and the Lender Agent not less than 30 days’ prior notice of such change (provided that this Section 10(a)(iii) shall not be deemed authorize any change or transaction prohibited under the Loan Agreement) and shall have taken or will timely take all action necessary to maintain continued perfection and priority of the security interest created hereunder following such change;
     (iv) to the extent practicable, will keep its records concerning the Collateral in such a manner as will enable the First Priority Collateral Agent or its designees to determine at any time the status of the Collateral;
     (v) to the extent practicable, will furnish the First Priority Collateral Agent such information as is available to such Grantor concerning such Grantor, the Collateral and the Account Debtors as the First Priority Collateral Agent may from time to time reasonably request;
     (vi) will permit the First Priority Collateral Agent, the Lender Agent and their designees, from time to time, on reasonable notice and at reasonable times and intervals during normal business hours (or at any time without notice if a Default has occurred and is continuing) to inspect, audit and make copies of and extracts from all records and all other papers in the possession of such Grantor pertaining to the Collateral and the Account Debtors, and will, upon request of the First Priority Collateral Agent during the existence of a Default and to the extent practicable, deliver to the First Priority Collateral Agent all of such records and papers;
     (vii) will not sell, lease or assign any Collateral except as permitted by the Facility Documents or create or permit to exist any Lien on any Collateral other than Permitted Liens;
     (viii) without limiting the provisions of Section 7.01(j) of the Loan Agreement, will at all times keep all of its Inventory and other Goods insured under policies maintained

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with reputable, financially sound insurance companies against loss, damage, theft and other risks to such extent as is customarily maintained by companies similarly situated, and cause all such policies to provide that loss thereunder shall be payable to the First Priority Collateral Agent as its interest may appear (it being understood that (A) so long as no Default shall be continuing, the First Priority Collateral Agent shall deliver any proceeds of such insurance which may be received by it to such Grantor and (B) upon the occurrence and during the continuance of a Default shall be continuing, the Lender Agent may direct (in writing) the First Priority Collateral Agent to apply any proceeds of such insurance which may be received by it toward payment of the Obligations, whether or not due, in such order of application as the Lender Agent may determine) and such policies or certificates thereof shall, if the First Priority Collateral Agent so requests, be deposited with or furnished to the First Priority Collateral Agent;
     (ix) will keep all of the Collateral granted by such Grantor, Deposit Accounts and Investment Property in the United States or at such other locations outside of the United States as may be specified in writing to the Lender Agent;
     (x) will promptly notify the Lender Parties in writing upon incurring or otherwise obtaining a Commercial Tort Claim which is claiming damages in excess of $10,000,000 (or any lesser amount specified in writing by the Lender Agent or the First Priority Collateral Agent, if a Default has occurred and is continuing) after the date hereof against any third party, and concurrently with deliver to the Lender Agent, in form and substance satisfactory to the Lender Agent, a supplement to Schedule V sufficiently identifying such Commercial Tort Claim for purposes of Section 9-108 of the UCC;
     (xi) will promptly notify the Lender Parties in writing upon becoming the beneficiary under any letter of credit in excess of $10,000,000 (or any lesser amount specified in writing by the Lender Agent or the First Priority Collateral Agent, if a Default has occurred and is continuing) and, at the request of the First Priority Collateral Agent, pursuant to an agreement in form and substance satisfactory to the First Priority Collateral Agent, either (A) arrange for the issuer and any confirmer or other nominated person of such letter of credit to consent to an assignment to the First Priority Collateral Agent of such letter of credit or (B) arrange for the First Priority Collateral Agent to become the transferee beneficiary of such letter of credit;
     (xii) will promptly notify the Lender Parties in writing if such Grantor holds or acquires an interest in any Electronic Chattel Paper and, at the request of the First Priority Collateral Agent, take such action as the First Priority Collateral Agent or the Lender Agent may reasonably request to vest control, under Section 9-105 of the UCC, of such Electronic Chattel Paper in the First Priority Collateral Agent or the Collateral Control Agent;
     (xiii) if any Grantor (i) obtains any rights to any additional Intellectual Property constituting Collateral which is registered with the United States Copyright Office or the United States Patent & Trademark Office or (ii) becomes entitled to the benefit of any additional Intellectual Property constituting Collateral or any renewal or extension thereof, including any reissue, division, continuation, or continuation-in-part of any Intellectual Property constituting Collateral which is registered with the United States Copyright Office

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or the United States Patent & Trademark Office, or any improvement on any Intellectual Property constituting Collateral which is registered with the United States Copyright Office or the United States Patent & Trademark Office, such Grantor will notify the First Priority Collateral Agent in writing and use commercially reasonable efforts to cause a short form security agreement in favor of the First Priority Collateral Agent to be filed in the United States Copyright Office or the Unites States Patent & Trademark Office, as the case may be, with respect to such Intellectual Property; provided that this covenant shall not apply to “off-the-shelf” license rights of any Grantor in any Intellectual Property or any other license rights that are not material to such Grantor;
     (xiv) acknowledges and agrees that it is not authorized to file any financing statement in favor of the First Priority Collateral Agent without the prior written consent of the First Priority Collateral Agent and that it will not do so without the prior written consent of the First Priority Collateral Agent, subject to such Grantor’s rights under Section 9-509(d)(2) of the UCC;
     (xv) agrees that no Grantor will take any action to grant or perfect a Lien in favor of the Second Priority Collateral Agent (as defined in the Intercreditor Agreement) or Third Priority Collateral Agent (as defined in the Intercreditor Agreement) in any asset without first taking such action in favor of the First Priority Collateral Agent or Collateral Control Agent as directed by the Lender Agent;
     (xvi) will facilitate the realization of the Collateral and the exercise of all powers, authorities and discretions vested by this Agreement in the First Priority Collateral Agent; and
     (xvii) shall in particular promptly execute all transfers, conveyances, assignments, assurances which the First Priority Collateral Agent may reasonably request in order to preserve or protect its interest in the Collateral.
Any expenses incurred in protecting, preserving or maintaining any Collateral shall be borne jointly and severally by the Grantors. Upon the occurrence and during the continuation of an Event of Default, the First Priority Collateral Agent shall have the right to bring suit to enforce any or all of the Intellectual Property or licenses thereunder, in which event the applicable Grantor shall at the request of the First Priority Collateral Agent do any and all lawful acts and execute any and all proper documents reasonably requested by the First Priority Collateral Agent or the Lender Agent in aid of such enforcement and such Grantor shall promptly, upon demand, reimburse and indemnify the First Priority Collateral Agent and Lender Agent for all costs and expenses incurred by either of them in the exercise of their rights under this Section 10. Notwithstanding the foregoing, the First Priority Collateral Agent shall have no obligation or liability regarding the Collateral or any proceeds thereof by reason of, or arising out of, this Agreement.
     (b) Each of RFC and RFC Holding (i) shall execute a written declaration as referred to in clause 19.12 of the articles of association (statuten) of GMAC RFC International Holdings Coöperatief U.A pursuant to which it terminates its membership (lidmaatschap) of GMAC RFC International Holdings Coöperatief U.A., subject to the occurrence of an Event of Default or the delivery of a notice in accordance with Section 8.02 (Remedies) of the Loan Agreement and (ii)

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shall not revoke such written declaration or otherwise take any action that results in such written declaration being nullified or declared null and void.
     (c) ResCap acknowledges and agrees that (a) it shall (1) not waive any rights under nor amend, novate, repudiate, rescind or otherwise terminate or permit to be terminated any Assigned Document without the prior written consent of the First Priority Collateral Agent; (2) diligently pursue any remedies available to it for any breach of, or in respect of any claim in relation to, any Assigned Document; (3) deposit the UK Note and any UK Note Related Security issued in relation to a UK Note pursuant to Clause 8.2 (New Note Certificate) of the Note Issuance Facility Deed with the First Priority Collateral Agent or the Collateral Control Agent and (4) procure that the UK SPE complies with its obligations under Clause 8.2 (New Note Certificate) of the Note Issuance Facility Deed, including, without limitation, granting a power of attorney in favor of the First Priority Collateral Agent or the Collateral Control Agent in a form set out in Schedule 9 to the Note Issuance Facility Deed; and (b) all payments received by it in connection with the UK Note, including the proceeds of any redemption of the UK Note whether as a result of a disposal of any assets or otherwise, shall be deposited into an account specified by the First Priority Collateral Agent from time to time in accordance with Section 4.02 of the Loan Agreement.
     11. Agreement as to Investment Property; Voting.
     (a) All certificates or Instruments, if any, representing or evidencing any Primary Collateral, including any Pledged Property, shall be delivered to and held by or on behalf of (and, in the case of the Pledged Notes, endorsed to the order of) the Collateral Control Agent pursuant hereto, shall be in suitable form for transfer by delivery, and shall be accompanied by all necessary endorsements or instruments of transfer or assignment, duly executed in blank; provided that notes evidencing individual residential mortgage loans included in Primary Collateral need not be so delivered before September 15, 2008; and provided further that notes evidencing individual residential mortgage loans that are not included in Primary Collateral need not be so delivered.
     (b) To the extent any of its Primary Collateral constitutes a “certificated security” (as defined in Section 8-102(a)(4) of the UCC), each Grantor shall take such other actions as necessary to grant “control” (as defined in Section 8-106 of the UCC) to the First Priority Collateral Agent over such Collateral.
     (c) Not later than the Account Transfer Date, to the extent any of its Collateral constitutes an “uncertificated security” (as defined in Section 8-102(a)(18) of the UCC) with a Carrying Value of $10,000,000 or more, each Grantor shall take and cause the appropriate Person (including any issuer, entitlement holder or securities intermediary thereof) to take all actions necessary to grant “control” (as defined in Section 8-106 of the UCC) to the Collateral Control Agent over such Collateral including, without limitation, causing delivery of such Collateral or causing the issuer of such Collateral, as appropriate, to agree to comply with the instructions originated by the Collateral Control Agent without further consent by the registered owner thereof;
     (d) Not later than the Account Transfer Date, to the extent any of its Collateral constitutes a “security entitlement” or a “securities account” (as such terms are defined in Sections 8-102(a)(17) and 8-501(a), respectively, of the UCC), each Grantor shall take and cause the appropriate Person (including any securities intermediary thereof) to take all actions necessary to

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grant “control” (as defined in Section 8-106 of the UCC) to the Collateral Control Agent over such Collateral including, without limitation, causing to be delivered to the Collateral Control Agent an agreement, in form and substance satisfactory to the Lender Agent, executed by the securities intermediary thereof whereby such securities intermediary agrees (i) that it will comply with entitlement orders originated by the Collateral Control Agent without further consent by such Grantor or any other Person with respect to all such Collateral (it being understood that such agreement may provide that at all times when such securities intermediary has not been notified by the Collateral Control Agent to the contrary, the securities intermediary may comply with entitlement orders of such Grantor), (ii) to subordinate any security interest it may have in and to all such Collateral to the security interest of the Collateral Control Agent therein, and (iii) that it will not agree with any Person other than the Collateral Control Agent in any manner that would grant such Person “control” over any such Collateral without the Lender Agent’s prior written consent.
     (e) Each Pledgor will, from time to time upon the request of the Collateral Control Agent or the First Priority Collateral Agent, promptly deliver to the Collateral Control Agent such stock powers, instruments, and similar documents, satisfactory in form and substance to the Lender Agent and the First Priority Collateral Agent, with respect to the Collateral as the Collateral Control Agent or the First Priority Collateral Agent may reasonably request and will, from time to time upon the request of the Collateral Control Agent or the First Priority Collateral Agent after the occurrence of any Default, promptly transfer any Pledged Shares, Pledged Interests or other shares of common stock, member interests or other ownership interests constituting Collateral into the name of any nominee designated by the Lender Agent.
     (f) Subject to clause (g) below, each Pledgor will, at all times, keep pledged to the First Priority Collateral Agent or Collateral Control Agent, as the case may be, pursuant to the Intercreditor Agreement, all Pledged Shares, Pledged Interests and all other shares of capital stock, member interests or other ownership interests constituting Collateral, and all securities, security entitlements and securities accounts constituting Collateral, Dividends and Distributions with respect thereto, all Pledged Notes, all interest, principal and other proceeds received by the First Priority Collateral Agent with respect to the Pledged Notes, all Pledged Note Liens and all other Collateral and other securities, instruments, security entitlements, financial assets, investment property, proceeds, and rights from time to time received by or distributable to a Pledgor in respect of any Collateral.
     (g) In the event that any Dividend or Distribution is to be paid on any Pledged Share or any Pledged Interest or any payment of principal or interest is to be made on any Pledged Note at a time when no Event of Default has occurred and is continuing, such Dividend, Distribution or payment may be paid directly to the relevant Grantor. If any Event of Default has occurred and is continuing, then any such Dividend, Distribution or payment shall be paid directly to the First Priority Collateral Agent in accordance with Section 11(h).
     (h) Each Pledgor agrees:
     (i) following the occurrence and during the continuance of any Event of Default, promptly upon receipt thereof by any Pledgor and without any request therefor by the First Priority Collateral Agent, to deliver (properly endorsed where required hereby or requested by the First Priority Collateral Agent) to the First Priority Collateral Agent all Dividends,

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Distributions, all interest, all principal, all other cash payments, and all proceeds of the Collateral, all of which shall be held by the First Priority Collateral Agent as additional Collateral for use in accordance with Section 12(f); and
     (ii) after any Event of Default shall have occurred and be continuing and the First Priority Collateral Agent has notified the relevant Pledgor of the First Priority Collateral Agent’s intention to exercise its voting power under this clause (ii), (A) the First Priority Collateral Agent may exercise (to the exclusion of such Pledgor) the voting power and all other incidental rights of ownership with respect to any Pledged Shares, Pledged Interests or other shares of capital stock, member interests or other ownership interests constituting Collateral and EACH PLEDGOR HEREBY GRANTS THE FIRST PRIORITY COLLATERAL AGENT AN IRREVOCABLE PROXY, EXERCISABLE UNDER SUCH CIRCUMSTANCES, TO VOTE THE PLEDGED SHARES, THE PLEDGED INTERESTS AND SUCH OTHER COLLATERAL, WITH SUCH PROXY TO REMAIN VALID UNTIL THE PAYMENT IN FULL IN CASH OF ALL OBLIGATIONS, THE TERMINATION OR EXPIRATION OF ALL COMMITMENTS; and (B) promptly to deliver to the First Priority Collateral Agent such additional proxies and other documents as may be necessary to allow the First Priority Collateral Agent to exercise such voting power;
     (i) All Dividends, Distributions, interest, principal, cash payments, and proceeds and all rights under the UK Note and the UK Note Related Security which may at any time and from time to time be held by a Pledgor but which such Pledgor is then obligated to deliver to the First Priority Collateral Agent, shall, until delivery to the First Priority Collateral Agent, be held by such Pledgor separate and apart from its other property in trust for the First Priority Collateral Agent. The First Priority Collateral Agent agrees that unless it has received written notice from the Lender Agent or any Lender that an Event of Default shall have occurred and be continuing and the First Priority Collateral Agent shall have given the notice referred to in Section 11(h)(ii), such Pledgor shall have the exclusive voting power with respect to any shares of capital stock, member interests or other ownership interest (including any of the Pledged Shares, Pledged Interests or UK Pledged Shares) constituting Collateral and the First Priority Collateral Agent shall, upon the written request of such Pledgor, promptly deliver (at the Grantors’ joint and several expense) such proxies and other documents, if any, as shall be reasonably requested by such Pledgor which are necessary to allow such Pledgor to exercise voting power with respect to any such share of capital stock, member interests or other ownership interests (including any of the Pledged Shares, Pledged Interests or UK Pledged Shares) constituting Collateral; provided, however, that no vote shall be cast, or consent, waiver, or ratification given, or action taken by any Pledgor that could reasonably be expected to be adverse in any material respect to the interests of the First Priority Collateral Agent and the other Lender Parties or be inconsistent with or violate any provision of the Loan Agreement or any other Facility Document (including this Agreement).
     (j) No Pledgor will, without the prior written consent of the Lender Agent: (A) enter into any agreement amending, supplementing, or waiving in any material respect any provision of any Pledged Note, any Pledged Note Lien or any UK Pledged Share (including the underlying instrument pursuant to which such Pledged Note, Pledged Note Lien or UK Pledged Share is issued) or compromising or releasing or extending the time for payment of any obligation of the maker thereof, (B) take or omit to take any action the taking or the omission of that would result in any impairment or alteration of any obligation of the maker of Pledged Note, Pledged Note Lien,

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UK Pledged Share or other instrument constituting Collateral, (C) permit the issuance of (x) any additional equity interests of any Pledged Share Issuer or Pledged Interest Issuer (unless immediately upon such issuance the same are pledged and delivered to the First Priority Collateral Agent pursuant to the terms hereof (or the Collateral Control Agent, if required pursuant to the Intercreditor Agreement) to the extent necessary to give the First Priority Collateral Agent a security interest after such issue in at least the same percentage of such Pledgor’s outstanding interests as before such issue), (y) any securities or other ownership interests convertible voluntarily by the holder thereof or automatically upon the occurrence or non-occurrence of any event or condition into, or exchangeable for, any such shares or other ownership interests, or (z) any warrants, options, contracts or other commitments entitling any Person to purchase or otherwise acquire any such shares or other ownership interests, or (D) enter into any agreement creating or otherwise permit to exist, any restriction or condition upon the transfer, voting or control of any Pledged Share, Pledged Interest or UK Pledged Share that could reasonably be deemed to be adverse to the Lender Parties. Each Pledgor shall provide, or cause the relevant Pledged Share Issuer or Pledged Interest Issuer to provide, the First Priority Collateral Agent and the Lender Agent with a copy of any amendment or supplement to, or modification or waiver of, any term or provision of any of the organizational documents of such relevant Pledged Share Issuer or Pledged Interest Issuer, provided that such Pledgor shall not enter into any such amendment, supplement, modification or waiver of the organizational documents of such relevant Pledged Share Issuer or Pledged Interest Issuer which could reasonably be expected to be adverse to the interests of the Lender Parties. The Pledgors covenant and agree that they shall not consent to or permit (1) any Pledged Interest to be dealt with or traded on any securities exchanges or in any securities market or (2) any Pledge Interest Issuer to elect to have its Pledged Interests treated as a “security” under Article 8 of the UCC unless the relevant Pledgors have (I) caused such Pledged Interest to be certificated and (II) delivered all certificates evidencing such Pledged Interest to the Collateral Control Agent, together with duly executed undated blank transfer powers, or other equivalent instruments of transfer acceptable to the Collateral Control Agent and the Lender Agent.
     (k) Each Pledgor shall take such actions such that its Collateral consisting of Pledged Interests and Pledged Shares at all times shall be duly authorized, validly registered, fully paid and non-assessable, and shall not be registered in violation of the organic documents of the Pledgors or the preemptive rights of any Person, if any, or of any agreement by which the Pledgors or any Pledged Share Issuer or Pledged Interest Issuer is bound.
     12. Defaults and Events of Default; Remedies.
     (a) Each Grantor hereby irrevocably appoints the First Priority Collateral Agent its attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor or otherwise, from time to time, upon the occurrence and during the continuation of an Event of Default, to take any action and to execute any instrument which the First Priority Collateral Agent may request to accomplish the purposes of this Agreement, including (i) to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral, (ii) to receive, endorse, and collect any drafts or other Collateral in connection with clause (i) above, (iii) to file any claims or take any action or institute any proceedings which the First Priority Collateral Agent may request for the collection of any of the Collateral or otherwise to enforce the rights of the First Priority Collateral Agent and the other Lender Parties with respect to any of the Collateral, and (iv) to

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perform the affirmative obligations of such Grantor hereunder. EACH GRANTOR HEREBY ACKNOWLEDGES, CONSENTS AND AGREES THAT THE POWER OF ATTORNEY GRANTED PURSUANT TO THIS SECTION 12 IS IRREVOCABLE AND COUPLED WITH AN INTEREST AND SHALL BE EFFECTIVE UNTIL ALL OBLIGATIONS HAVE BEEN PAID IN FULL IN CASH AND ALL COMMITMENTS HAVE TERMINATED.
     (b) If an Event of Default shall have occurred and be continuing, in addition to its rights in the foregoing clause (a) and without limiting the generality of such clause, the First Priority Collateral Agent may exercise from time to time any rights and remedies available to it under the UCC, under any other applicable Requirements of Law and in the clauses (c) through (g) set forth below in this Section 12.
     (c) Each Grantor agrees, (i) at the Lender Agent’s request if a Default has occurred and is continuing, to assemble, at its expense, all its Inventory and other Goods (other than Fixtures) and all records for all Collateral at a convenient place or places acceptable to the Lender Agent, and (ii) if an Event of Default has occurred and is continuing, at the First Priority Collateral Agent’s or Lender Agent’s request, to execute all such documents and do all such other things which may be necessary or desirable in order to enable the First Priority Collateral Agent or its nominee to be registered as owner of the Intellectual Property with any competent registration authority.
     (d) Notice of the intended disposition of any Collateral may be given by first-class mail, hand-delivery (through a delivery service or otherwise), facsimile or E-mail, and shall be deemed to have been “sent” upon deposit in the U.S. mails with adequate postage properly affixed, upon delivery to an express delivery service, upon the electronic submission through telephonic services or, if by facsimile transmission, when sent against mechanical confirmation of successful transmission, as applicable. Each Grantor hereby agrees and acknowledges that: (i) with respect to Collateral that is (A) perishable or threatens to decline speedily in value or (B) is of a type customarily sold on a recognized market, no notice of disposition need be given; and (ii) with respect to Collateral not described in clause (i) above, notification sent after default and at least ten days before any proposed disposition provides notice within a reasonable time before disposition.
     (e) Each Grantor hereby agrees and acknowledges that a commercially reasonable disposition of Inventory, Equipment, Computer Hardware and Software, or Intellectual Property may be by lease or license of, in addition to the sale of, such Collateral. Each Grantor further agrees and acknowledges that a disposition (i) made in the usual manner on any recognized market, (ii) at the price current in any recognized market at the time of disposition or (iii) in conformity with reasonable commercial practices among dealers in the type of property subject to the disposition shall, in each case, be deemed commercially reasonable.
     (f) Any cash proceeds of any disposition by the First Priority Collateral Agent of any of the Collateral shall be applied by the First Priority Collateral Agent, first, to payment of the First Priority Collateral Agent’s and Collateral Control Agent’s expenses in connection with the Collateral, including without limitation, attorneys’ fees and legal expenses, and, second, to payment of the Lender Agent’s expenses in connection with the Collateral, including attorneys’ fees and legal expenses, and thereafter to the payment of any and all of the Obligations in such order of application as the Lender Agent may from time to time direct, and thereafter any surplus will be paid to the applicable Grantor or as a court of competent jurisdiction shall direct. Neither the First

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Priority Collateral Agent nor any other Lender Party need apply or pay over for application noncash proceeds of collection and enforcement unless (i) the failure to do so would be commercially unreasonable and (ii) the applicable Grantor has provided the First Priority Collateral Agent and the Lender Agent with a written demand to apply or pay over such noncash proceeds on such basis. To the extent permitted by applicable law, each Grantor waives all claims, damages and demands it may acquire against the First Priority Collateral Agent arising out of the exercise by the First Priority Collateral Agent of any rights hereunder.
     (g) [Reserved]
     (h) If any Event of Default has occurred and is continuing, the First Priority Collateral Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the UCC (whether or not the UCC applies to the affected Collateral) and also may, without notice except as specified below, (or, if notice cannot be waived under the UCC, as required to be provided by the UCC) sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the First Priority Collateral Agent’s offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the First Priority Collateral Agent may deem commercially reasonable. Each Grantor agrees that, to the extent notice of sale shall be required by law, at least ten (10) days’ prior notice to such Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The First Priority Collateral Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The First Priority Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.
     (i) If any Event of Default has occurred and is continuing, the First Priority Collateral Agent may transfer all or any part of the Collateral into the name of the First Priority Collateral Agent or its nominee, with or without disclosing that such Collateral is subject to the lien and security interest hereunder, notify the parties obligated on any of the Collateral to make payment to the First Priority Collateral Agent of any amount due or to become due thereunder, enforce collection of any of the Collateral by suit or otherwise, and surrender, release or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any obligations of any nature of any party with respect thereto, endorse any checks, drafts, or other writings in any Grantor’s name to allow collection of the Collateral, take control of any proceeds of the Collateral, and execute (in the name, place and stead of each Grantor) endorsements, assignments, transfer powers and other instruments of conveyance or transfer with respect to all or any of the Collateral.
     (j) Each Grantor agrees that in any sale of any of the Collateral whenever an Event of Default shall have occurred and be continuing, the First Priority Collateral Agent is hereby authorized to comply with any limitation or restriction in connection with such sale as it may be advised by counsel is necessary in order to avoid any violation of applicable Requirements of Law (including compliance with such procedures as may restrict the number of prospective bidders and purchasers, require that such prospective bidders and purchasers have certain qualifications, and restrict such prospective bidders and purchasers to persons who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or resale

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of such Collateral), or in order to obtain any required approval of the sale or of the purchaser by any governmental regulatory authority or official, and each Grantor further agrees that such compliance shall not result in such sale being considered or deemed not to have been made in a commercially reasonable manner, nor shall the First Priority Collateral Agent be liable nor accountable to the Grantors for any discount allowed by the reason of the fact that such Collateral is sold in compliance with any such limitation or restriction. The First Priority Collateral Agent may sell the Collateral without giving any warranties or representations as to the Collateral. The First Priority Collateral Agent may disclaim any warranties of title or the like. This procedure will not be considered to adversely affect the commercial reasonableness of any sale of the Collateral.
     13. Limitation on Duty in Respect of Collateral. Beyond the exercise of reasonable care in the custody and preservation thereof, neither the First Priority Collateral Agent nor any other Lender Party will have any duty as to any Collateral in its possession or control or in the possession or control of any sub-agent or bailee or any income therefrom or as to the preservation of rights against prior parties or any other rights pertaining thereto. The First Priority Collateral Agent will be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession or control if such Collateral is accorded treatment substantially equal to that which it accords its own property, and will not be liable or responsible for any loss or damage to any Collateral, or for any diminution in the value thereof, by reason of any act or omission of any sub-agent or bailee selected by the First Priority Collateral Agent in good faith or by reason of any act or omission by the First Priority Collateral Agent pursuant to instructions from the First Priority Collateral Agent, except to the extent that such liability arises from the First Priority Collateral Agent’s gross negligence or willful misconduct.
     To the extent that applicable law imposes duties on the First Priority Collateral Agent to exercise remedies in a commercially reasonable manner, each Grantor acknowledges and agrees that it is commercially reasonable for the First Priority Collateral Agent (a) to fail to incur expenses reasonably deemed significant by the Lender Agent to prepare Collateral for disposition or otherwise to complete raw material or work-in-process into finished goods or other finished products for disposition, (b) to fail to obtain third party consents for access to Collateral to be disposed of, or to obtain or, if not required by other law, to fail to obtain governmental or third party consents for the collection or disposition of Collateral to be collected or disposed of, (c) to fail to exercise collection remedies against Account Debtors or other Persons obligated on Collateral or to remove liens or encumbrances on or any adverse claims against Collateral, (d) to exercise collection remedies against Account Debtors and other Persons obligated on Collateral directly or through the use of collection agencies and other collection specialists, (e) to advertise dispositions of Collateral through publications or media of general circulation, whether or not the Collateral is of a specialized nature, (f) to contact other Persons, whether or not in the same business as the Grantors, for expressions of interest in acquiring all or any portion of the Collateral, (g) to hire one or more professional auctioneers to assist in the disposition of Collateral, whether or not the collateral is of a specialized nature, (h) to dispose of Collateral by utilizing Internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capability of doing so, or that match buyers and sellers of assets, (i) to dispose of assets in wholesale rather than retail markets, (j) to disclaim disposition warranties, including, without limitation, any warranties of title, (k) to purchase insurance or credit enhancements to insure the First Priority Collateral Agent against risks of loss, collection or disposition of Collateral, or to provide to the First Priority Collateral Agent a guaranteed return from the collection or disposition of Collateral or (l) to obtain the

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services of brokers, investment bankers, consultants and other professionals to assist the First Priority Collateral Agent in the collection or disposition of any of the Collateral. Each Grantor acknowledges that the purpose of this Section is to provide non-exhaustive indications of what actions or omissions by the First Priority Collateral Agent would not be commercially unreasonable in the First Priority Collateral Agent’s exercise of remedies against the Collateral and that other actions or omissions by the First Priority Collateral Agent shall not be deemed commercially unreasonable solely on account of not being specifically referred to in this Section. Without limitation upon the foregoing, nothing contained in this Section shall be construed to grant any right to a Grantor or to impose any duties on the First Priority Collateral Agent that would not have been granted or imposed by this Agreement or by applicable Requirements of Law in the absence of this Section.
     14. Special Provisions Relating to the First Priority Collateral Agent. The following provisions shall govern the First Priority Collateral Agent’s rights, powers, obligations and duties under this Agreement, notwithstanding anything herein to the contrary:
     (a) The First Priority Collateral Agent shall have no duty to act, consent or request any action of the Grantors or any other Person in connection with this First Priority Pledge and Security Agreement and Irrevocable Proxy (including all schedules and exhibits attached hereto) unless the First Priority Collateral Agent shall have received written direction from the Lender Agent.
     (b) All indemnities to be paid under this Agreement shall be payable immediately when due in U.S. dollars (“Dollars”) in the full amount due, without deduction for any variation in any Rate of Exchange (as defined below). The Grantors hereby agree to jointly and severally indemnify the First Priority Collateral Agent against any losses, damages, penalties, costs, expenses or disbursements of any kind or nature whatsoever, including, without limitation, attorney’s fees and expenses, incurred by the First Priority Collateral Agent as a result of any judgment or order being given or made for the amount due hereunder and such judgment or order being expressed and paid in a currency (the “Judgment Currency”) other than Dollars and as a result of any variation as between (i) the rate of exchange at which the dollar amount is converted into Judgment Currency for the purpose of such judgment or order, and (ii) the Rate of Exchange at which the First Priority Collateral Agent is then able to purchase Dollars with the amount of the Judgment Currency actually received by the First Priority Collateral Agent. The indemnity set forth in this paragraph shall constitute a separate and independent obligation of the Grantors and shall continue in full force and effect notwithstanding any such judgment or order as aforesaid. The term “Rate of Exchange” means the rate at which the First Priority Collateral Agent is able to purchase Dollars with the Judgment Currency on the foreign exchange market on the relevant date and shall include any premiums and other reasonable costs of exchange payable in connection with the purchase or, or conversion into, the relevant currency. The indemnification set forth in this Section 14 shall survive the termination or assignment of this First Priority Pledge and Security Agreement and Irrevocable Proxy and the resignation or removal of the First Priority Collateral Agent.

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     (c) For the avoidance of doubt, if there is any inconsistency between the terms of this First Priority Pledge and Security Agreement and Irrevocable Proxy and those of the Intercreditor Agreement, the terms of the Intercreditor Agreement shall prevail.
     (d) Each of the Lender Agent and the Lenders hereby designate and appoint Wells Fargo Bank, N.A. to act as the First Priority Collateral Agent under this Agreement and the other Facility Documents to which it is a party, and hereby authorize the First Priority Collateral Agent to take such actions on its behalf under the provisions of this Agreement and such other Facility Documents and to exercise such powers and perform such duties as are expressly delegated to the First Priority Collateral Agent by the terms of this Agreement and such other Facility Documents. Notwithstanding any provision to the contrary elsewhere in this Agreement or any other Facility Document, the First Priority Collateral Agent shall not have any duties or responsibilities, except those expressly set forth in this Agreement or such other Facility Documents any fiduciary relationship with the Lender Parties, and no implied covenants, functions or responsibilities shall be read into this Agreement or otherwise exist against the First Priority Collateral Agent.
     (e) Each Lender Party agrees to render to the First Priority Collateral Agent, at any time upon request of the First Priority Collateral Agent, an accounting of the amounts of the Obligations owing to it and such other information with respect to the Obligations owing to each such Person as the First Priority Collateral Agent may reasonably request in order to give effect to the terms and conditions of this Agreement. In the event that any Lender Party fails to provide any information required to be provided by it to the First Priority Collateral Agent, then the First Priority Collateral Agent may (but shall not be obligated to) (i) take such actions as are required to be taken by it based on the most recent information available to it or (ii) in the case of any distributions to be made pursuant to the Facility Documents, hold such Lender Party’s share or purported share in escrow (without obligation to pay interest thereon) until such Lender Party provides the required information.
     (f) Notwithstanding anything herein to the contrary, in no event shall the First Priority Collateral Agent have any obligation to inquire or investigate as to the correctness, veracity, or content of any instruction received from the Lender Agent or any Lender. In no event shall the First Priority Collateral Agent have any liability in respect of any such instruction received by it and relied on with respect to any action or omission taken pursuant thereto.
     (g) The First Priority Collateral Agent may execute any of its duties under this Agreement or any of the Facility Documents by or through agents, experts or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The First Priority Collateral Agent shall not be responsible for the negligence or misconduct of any agents, experts or attorneys-in-fact selected by it in good faith.
     (h) Neither the First Priority Collateral Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or affiliates shall be (i) liable for any action lawfully taken or omitted to be taken by it under or in connection with this Agreement or any of the Facility Documents (except for its gross negligence or willful misconduct), or (ii) responsible in any manner to any Lender Party for any recitals, statements,

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representations or warranties (other than its own recitals, statements, representations or warranties) made in this Agreement or any of the Facility Documents or in any certificate, report, statement or other document referred to or provided for in, or received by the First Priority Collateral Agent under or in connection with, this Agreement or any of the Facility Documents or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any of the Facility Documents or for any failure of the Grantors or any other Person to perform their obligations hereunder and thereunder. The First Priority Collateral Agent shall not be under any obligation to any Lender Party or any other Person to ascertain or to inquire as to (i) the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any of the Facility Documents or to inspect the properties, books or records of the Grantors, (ii) whether or not any representation or warranty made by any Person in connection with this Agreement or any Facility Document is true, (iii) the performance by any Person of its obligations under this Agreement or any of the Facility Documents or (iv) the breach of or default by any Person of its obligations under this Agreement or any of the Facility Documents.
     (i) The First Priority Collateral Agent shall not be bound to (i) account to any Person for any sum or the profit element of any sum received for its own account; (ii) disclose to any other Person any information relating to the Person if such disclosure would, or might, constitute a breach of any law or regulation or be otherwise actionable at the suit of any Person; (iii) be under any fiduciary duties or obligations other than those for which express provision is made in this Agreement or in any of the Facility Documents to which it is a party; or (iv) be required to take any action that it believes, based on advice of counsel, is in conflict with any applicable law, this Agreement or any of the Facility Documents, or any order of any court or administrative agency.
     (j) Beyond the exercise of reasonable care in the custody thereof and except as otherwise specifically stated in this Agreement or any of the Facility Documents, the First Priority Collateral Agent shall have no duty as to any of the Collateral in its possession or control or in the possession or control of any agent or bailee or as to preservation of rights against prior parties or any other rights pertaining thereto.
     (k) The First Priority Collateral Agent shall be authorized to but shall not be responsible for filing any financing or continuation statements or recording any documents or instruments in any public office at any time or times or otherwise perfecting or monitoring or maintaining the perfection of any security interest in the Collateral. It is expressly agreed, to the maximum extent permitted by applicable law, that the First Priority Collateral Agent shall have no responsibility for (i) taking any necessary steps to preserve rights against any Person with respect to any Collateral or (ii) taking any action to protect against any diminution in value of the Collateral, but, in each case (A) subject to the requirement that the First Priority Collateral Agent may not act or omit to take any action if such act or omission would constitute gross negligence, bad faith or willful misconduct and (B) the First Priority Collateral Agent may do so and all expenses reasonably incurred in connection therewith shall be part of the Obligations.
     (l) The First Priority Collateral Agent shall not be liable or responsible for any loss or diminution in the value of any of the Collateral, by reason of the act or omission of

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any carrier, forwarding agency or other agent or bailee selected by the First Priority Collateral Agent in good faith, except to the extent of the First Priority Collateral Agent’ gross negligence, bad faith or willful misconduct.
     (m) The First Priority Collateral Agent shall not be responsible for, nor incur any liability with respect to, (i) the existence, genuineness or value of any of the Collateral or for the validity, perfection, priority or enforceability of the security interest in any of the Collateral, whether impaired by operation of law or by reason of any action or omission to act on its part under this Agreement or any of the Facility Documents, except to the extent such action or omission constitutes gross negligence, bad faith or willful misconduct on the part of the First Priority Collateral Agent, (ii) the validity or sufficiency of the Collateral or any agreement or assignment contained therein, (iii) the validity of the title of the Grantors to the Collateral, (iv) insuring the Collateral or (v) the payment of taxes, charges or assessments upon the Collateral or otherwise as to the maintenance of the Collateral
     (n) Notwithstanding anything in this Agreement or any of the Facility Documents to the contrary, (i) in no event shall the First Priority Collateral Agent or any officer, director, employee, representative or agent of the First Priority Collateral Agent’ be liable under or in connection with this Agreement or any of the Facility Documents for indirect, special, incidental, punitive or consequential losses or damages of any kind whatsoever, including but not limited to lost profits or loss of opportunity, whether or not foreseeable, even if the First Priority Collateral Agent has been advised of the possibility thereof and regardless of the form of action in which such damages are sought; and (ii) the First Priority Collateral Agent shall be afforded all of the rights, powers, immunities and indemnities set forth in this Agreement in all of the Facility Documents to which it is a signatory as if such rights, powers, immunities and indemnities were specifically set out in each such Facility Document. In no event shall the First Priority Collateral Agent be obligated to invest any amounts received by it hereunder.
     (o) The First Priority Collateral Agent shall be entitled conclusively to rely, and shall be fully protected in relying, upon any note, writing, resolution, request, direction, certificate, notice, consent, affidavit, letter, cablegram, telegram, telecopy, email, telex or teletype message, statement, order or other document or conversation believed by it in good faith to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and/or upon advice and/or statements of legal counsel, independent accountants and other experts selected by the First Priority Collateral Agent and need not investigate any fact or matter stated in any such document. Any such statement of legal counsel shall be full and complete authorization and protection in respect of any action taken or suffered by it hereunder in accordance therewith. Any statement or advice of counsel may be based, insofar as it relates to factual matters, upon a certificate of an officer of the Lender Agent. In connection with any request or direction of the Lender Agent, the First Priority Collateral Agent shall be entitled conclusively to rely, and shall be fully protected in relying, upon any instruction delivered by the Lender Agent. The First Priority Collateral Agent shall be fully justified in failing or refusing to take any action under this Agreement or any of the Facility Documents (i) if such action would, in the reasonable opinion of the First Priority Collateral Agent (which may be based on the opinion of legal counsel), be contrary to applicable law or any of the Facility Documents, (ii) if such action is not specifically provided for in this

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Agreement or any of the Facility Documents, (iii) if, in connection with the taking of any such action hereunder or under any of the Facility Documents that would constitute an exercise of remedies hereunder or under any of the Facility Documents it shall not first be indemnified to its satisfaction by the Lender Agent and/or the Lenders against any and all risk of nonpayment, liability and expense that may be incurred by it, its agents or its counsel by reason of taking or continuing to take any such action, or (iv) if, notwithstanding anything to the contrary contained in this Agreement, in connection with the taking of any such action that would constitute a payment due under any agreement or document, it shall not first have received from the Lender Agent, the Lenders or the Grantors funds equal to the amount payable. The First Priority Collateral Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any of the Facility Documents in accordance with a request of the Lender Agent, and such request and any action taken or failure to act pursuant thereto shall be binding upon all the other Lender Parties.
     (p) If, with respect to a proposed action to be taken by it, a First Priority Collateral Agent shall determine in good faith that the provisions of this Agreement or any other Facility Document relating to the functions or responsibilities or discretionary powers of the First Priority Collateral Agent are or may be ambiguous or inconsistent, the First Priority Collateral Agent shall notify the Lender Agent, identifying the proposed action, and may decline either to perform such function or responsibility or to take the action requested unless it has received the written confirmation of the Lender Agent that the action proposed to be taken by the First Priority Collateral Agent is consistent with the terms of this Agreement or of the Facility Documents or is otherwise appropriate. The First Priority Collateral Agent shall be fully protected in acting or refraining from acting upon the confirmation of the Lender Agent, in this respect, and such confirmation shall be binding upon the First Priority Collateral Agent and the other Lender Parties.
     (q) The First Priority Collateral Agent shall not be deemed to have actual, constructive, direct or indirect knowledge or notice of the occurrence of any Default unless and until the First Priority Collateral Agent has received a written notice or a certificate from the Lender Agent or the Grantors stating that a Default has occurred. The First Priority Collateral Agent shall have no obligation whatsoever either prior to or after receiving such notice or certificate to inquire whether a Default has in fact occurred and shall be entitled to rely conclusively, and shall be fully protected in so relying, on any notice or certificate so furnished to it. No provision of this Agreement, the Intercreditor Agreement or any of the Facility Documents shall require the First Priority Collateral Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties under this Agreement, any of the Facility Documents or the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability including an advance of moneys necessary to perform work or take the action requested is not reasonably assured to it, the First Priority Collateral Agent may decline to act unless it receives indemnity satisfactory to it in its sole discretion, including an advance of moneys necessary to take the action requested. The First Priority Collateral Agent shall be under no obligation or duty to take any action under this Agreement or any of the Facility Documents or otherwise if taking such action (i) would subject the First Priority Collateral Agent to a tax in any jurisdiction where it is not then

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subject to a tax or (ii) would require the First Priority Collateral Agent to qualify to do business in any jurisdiction where it is not then so qualified.
     (r) Notwithstanding that the First Priority Collateral Agent is appointed by and acting for and at the direction of the Lender Parties, the Grantors will jointly and severally pay upon demand to the First Priority Collateral Agent the amount of any and all reasonable fees (including any as set forth in one or more separate fee letters of the First Priority Collateral Agent) and out-of-pocket expenses, including the reasonable fees and expenses of its counsel, that the First Priority Collateral Agent may incur in connection with (i) the negotiation, performance or administration of this Agreement and the Facility Documents to which it is a party, (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Collateral, (iii) the exercise or enforcement (whether through negotiations, legal proceedings or otherwise) of any of the rights of the First Priority Collateral Agent or the other Lender Parties hereunder or under the Facility Documents or (iv) the failure by the Grantors to perform or observe any of the provisions hereof or of any of the Facility Documents. The provisions of this section shall survive the termination of this Agreement and resignation or removal of the First Priority Collateral Agent. The expenses of the First Priority Collateral Agent incurred in connection with actions undertaken as provided in this Section 14 shall be payable jointly and severally by the Grantors to the First Priority Collateral Agent upon demand therefore (which demand shall be accompanied by an appropriate invoice).
     (s) Each of the Lender Parties expressly acknowledges that neither the First Priority Collateral Agent nor any of its officers, directors, employees, agents or attorneys-in-fact has made any representations or warranties to it (except as expressly provided herein) and that no act by the First Priority Collateral Agent hereafter taken, including any review of the Grantors, shall be deemed to constitute any representation or warranty by the First Priority Collateral Agent to any Lender Party. Each Lender Party represents to the First Priority Collateral Agent that it has, independently and without reliance upon the First Priority Collateral Agent or any other Lender Party, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Grantors. Each Lender Party also represents that it will, independently and without reliance upon the First Priority Collateral Agent or any other Lender Party, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Grantors. Except for notices, reports and other documents expressly required to be furnished to the Lender Parties by the First Priority Collateral Agent hereunder, the First Priority Collateral Agent shall not have any duty or responsibility to provide any Lender Party with any credit or other information concerning the business, operations, property, financial and other condition or creditworthiness of the Grantors which may come into the possession of the First Priority Collateral Agent or any of its officers, directors, employees, agents or attorneys-in-fact.

33

     (t) The Grantors, jointly and severally, agree to indemnify each of the First Priority Collateral Agent and its officers, directors, employees, agents or attorneys-in-fact (collectively, the “Indemnified Parties”) from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including, without limitation, attorneys’ fees and expenses) or disbursements of any kind whatsoever which may at any time be imposed on, incurred by or asserted against any Indemnified Party in any way relating to or arising out of this Agreement or the Facility Documents; provided that the Grantors shall not be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements to the extent that any of the foregoing result from any such Indemnified Party’s gross negligence or willful misconduct as determined by a court of competent jurisdiction beyond all applicable appeals.
     (u) Neither the First Priority Collateral Agent, any Lender Party nor any of their respective officers, directors, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Grantors or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof. The powers conferred on the First Priority Collateral Agent hereunder are solely to protect the First Priority Collateral Agent’s and the Lender Parties’ interests in the Collateral and shall not impose any duty upon the First Priority Collateral Agent to exercise any such powers. The First Priority Collateral Agent shall be accountable only for amounts that it actually receives as a result of the exercise of such powers, and neither it nor any of its officers, directors, employees or agents shall be responsible to the Grantors for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.
     (v) Pursuant to any applicable law, the Grantors authorize the First Priority Collateral Agent without obligation to file or record financing statements and other filing or recording documents or instruments with respect to the Collateral without the signatures of the Grantors in such form and in such offices as the Lender Agent determines appropriate to perfect the security interests of the First Priority Collateral Agent under this Agreement. The Grantors hereby ratify and authorize the filing by the First Priority Collateral Agent of any financing statement with respect to the Collateral made prior to the date hereof. Notwithstanding the foregoing or anything else to the contrary contained in this Agreement, in no event shall the First Priority Collateral Agent have any duty or obligation to monitor the perfection, continuation of perfection or the sufficiency or validity of any security interest in or related to the Collateral or to prepare or file any Uniform Commercial Code financing statement or continuation statement.
     (w) The Grantors acknowledge that the rights and responsibilities of the First Priority Collateral Agent under this Agreement with respect to any action taken by the First Priority Collateral Agent or the exercise or non-exercise by the First Priority Collateral Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as between the First Priority Collateral Agent and the Lender Parties, be governed by such agreements with respect thereto as may exist from time to time among them, but, as between the First Priority Collateral Agent and the Grantors, the First Priority Collateral Agent shall be conclusively

34

presumed to be acting as agent for the Lender Parties with full and valid authority so to act or refrain from acting, and the Grantors shall not be under any obligation, or entitlement, to make any inquiry respecting such authority.
     (x) Any corporation into which the First Priority Collateral Agent may be merged, or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the First Priority Collateral Agent shall be a party, shall become a First Priority Collateral Agent under this Agreement without the execution or filing of any paper or any further act on the part of the parties hereto.
     (y) The First Priority Collateral Agent may resign as First Priority Collateral Agent at any time upon written notice to the Lender Agent and Grantors and may be removed at any time with or without cause by the Lender Agent, with any such resignation or removal to become effective only upon the appointment of a successor First Priority Collateral Agent under this Section. If the First Priority Collateral Agent shall provide notice of its resignation or be removed as First Priority Collateral Agent, then the Lender Agent (and if no such successor shall have been appointed within 45 days of the First Priority Collateral Agent’s resignation or removal, the First Priority Collateral Agent may) appoint a successor agent for the Lender Parties, which successor agent shall, in the case of any appointment by the First Priority Collateral Agent, be reasonably acceptable to the Lender Agent, and the former First Priority Collateral Agent’s rights, powers and duties as First Priority Collateral Agent shall be terminated, without any other or further act or deed on the part of such former First Priority Collateral Agent (except that the resigning First Priority Collateral Agent shall at the joint and several expense of the Grantors deliver all Collateral then in its possession to the successor First Priority Collateral Agent and shall execute and deliver to the successor First Priority Collateral Agent such instruments of assignment and transfer and other similar documents as such successor First Priority Collateral Agent shall deem necessary or advisable) or any of the Lender Parties. After any retiring First Priority Collateral Agent’s resignation or removal hereunder as First Priority Collateral Agent, the provisions of this Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it while it was First Priority Collateral Agent. In the event that a successor First Priority Collateral Agent is not appointed within the time period specified in this Section 14 following the provision of a notice of resignation or removal of the First Priority Collateral Agent, the First Priority Collateral Agent or any Lender Party may petition a court of competent jurisdiction for the appointment of a successor First Priority Collateral Agent (at the joint and several expense of the Grantors).
     (z) The First Priority Collateral Agent shall maintain accurate and complete accounts, books, records and computer systems with respect to all matters related directly to the administration of the Collateral, in each case consistent with the customary procedures of the First Priority Collateral Agent.
     (aa) The First Priority Collateral Agent shall at the Grantors’ joint and several expense make available to the Lender Agent and its duly authorized representatives, attorneys and auditors, the files and accounts, books, records and computer systems maintained by the First Priority Collateral Agent or any subcontractor or agent thereof in respect of the Collateral at the locations where such files, accounts, books, records and

35

computer systems are maintained pursuant to this Agreement and the other Facility Documents, during normal business hours and subject to reasonable prior written notice.
     For sake of clarity, the parties intend that the term Facility Documents includes all English Security Documents and Account Control Agreements (as those terms are defined in the Loan Agreement).
     15. General.
     The Collateral Control Agent shall be entitled to all of the same rights, protections, immunities and indemnities under this Agreement as are afforded to it under the Intercreditor Agreement, as if fully set forth herein.
     For the avoidance of doubt, only the Lender Agent or First Priority Collateral Agent are entitled to direct the Collateral Control Agent to act, consent or request any action in connection with this Agreement.
     If, at the option of the relevant Grantor or as required pursuant to the Facility Documents, a Grantor shall cause any Subsidiary that is not a Grantor to become a Grantor hereunder, such Subsidiary shall execute and deliver to the First Priority Collateral Agent (with a copy to the Lender Agent and the Collateral Control Agent) a joinder agreement substantially in the form of Attachment II with such other changes as may be acceptable to the First Priority Collateral Agent at the direction of the Lender Agent (each a “Joinder Agreement”) and shall thereafter for all purposes be a party hereto and have the same rights and obligations as a Grantor party hereto on the Closing Date.
     Each Grantor agrees that a carbon, photographic or other reproduction of this Agreement is sufficient as a financing statement. The Grantors hereby ratify their authorization contained in Section 10(a)(i) for the First Priority Collateral Agent to have filed in any Uniform Commercial Code jurisdiction prior to the date hereof any financing statement or amendment thereto filed prior to the date hereof.
     All notices hereunder shall be in writing (including facsimile transmission) and shall be sent, in the case of any Grantor, to the address of such Grantor shown on Schedule XI hereto and, in the case of the First Priority Collateral Agent, at its address set forth on Schedule XI and, in the case of the Lender Agent, at its address set forth on Schedule XI, or to such other address as such party may, by written notice received by the other parties, have designated as its address for such purpose. Notices sent by facsimile transmission or e-mail shall be deemed to have been given when sent against mechanical confirmation of successful transmission; notices sent by mail shall be deemed to have been given three Business Days after the date when sent by registered or certified mail, postage prepaid; and notices sent by hand delivery or overnight courier shall be deemed to have been given when received.
     Each of the Grantors agrees to pay, jointly and severally, all fees and expenses, including reasonable attorneys’ fees, paid or incurred by the Lender Agent in endeavoring to collect all or any portion of the Obligations of any Grantor and in enforcing this Agreement against any Grantor, and all such fees and expenses shall constitute Obligations.

36

     No delay on the part of the First Priority Collateral Agent in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by the First Priority Collateral Agent of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy.
     This Agreement shall remain in full force and effect until all Obligations have been paid in full in cash and all Commitments have terminated. If at any time all or any part of any payment theretofore applied by the First Priority Collateral Agent or any Lender Party to any of the Obligations is or must be rescinded or returned by the First Priority Collateral Agent or such Lender Party for any reason whatsoever (including, without limitation, the insolvency, bankruptcy or reorganization of any Grantor), such Obligations shall, for the purposes of this Agreement, to the extent that such payment is or must be rescinded or returned, be deemed to have continued in existence, notwithstanding such application by the First Priority Collateral Agent or such Lender Party, and this Agreement shall continue to be effective or be reinstated, as the case may be, as to such Obligations, all as though such application by the First Priority Collateral Agent or such Lender Party had not been made.
     Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable Requirements of Law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement. Consistent with the foregoing, and notwithstanding any other provision of this Agreement to the contrary, in the event that any action or proceeding is brought in whatever form and in whatever forum seeking to invalidate any Grantor’s obligations under this Agreement under any fraudulent conveyance, fraudulent transfer theory, or similar avoidance theory, whether under state or federal law, such Grantor (the “Affected Person”), automatically and without any further action being required of such Affected Person or any Lender Party, shall be liable under this Agreement only for an amount equal to the maximum amount of liability that could have been incurred under applicable law by such Affected Person under any pledge to secure the Obligations (or any portion thereof) at the time of the execution and delivery of this Agreement (or, if such date is determined not to be the appropriate date for determining the enforceability of such Affected Person’s obligations hereunder for fraudulent conveyance or transfer (or similar avoidance) purposes, on the date determined to be so appropriate) without rendering such a hypothetical pledge voidable under applicable Requirements of Law relating to fraudulent conveyance, fraudulent transfer, or any other grounds for avoidance (such highest amount determined hereunder being any such Affected Person’s “Maximum Amount”), and not for any greater amount, as if the stated amount of this Pledge Agreement as to such Affected Person had instead been the Maximum Amount. This paragraph is intended solely to preserve the rights of Lender Parties under this Agreement to the maximum extent not subject to avoidance under applicable Requirements of Law, and neither any Affected Person nor any other person or entity shall have any right or claim under this Section with respect to the limitation described in this Agreement, except to the extent necessary so that the obligations of any Affected Person under this Agreement shall not be rendered voidable under applicable Requirements of Law. Without limiting the generality of the foregoing, the determination of a Maximum Amount for any Affected Person pursuant to the provisions of the second preceding sentence of this Section shall not in any manner reduce or otherwise affect the obligations of any other Grantor (including any other Affected Person) under the provisions of this Agreement.

37

     This Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until all Obligations have been paid in full in cash and all Commitments shall have terminated, (b) be binding upon each Grantor and its successors, transferees and assigns, and (c) inure, together with the rights and remedies of the First Priority Collateral Agent hereunder, to the benefit of the First Priority Collateral Agent and each other Lender Party and its respective successors, transferees and assigns. No Grantor may assign (unless otherwise permitted under the terms of the Facility Documents) any of its obligations hereunder without the prior written consent of the Lender Agent.
     This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement. At any time after the date of this Agreement, one or more additional Persons may become parties hereto by executing and delivering to the First Priority Collateral Agent a counterpart of this Agreement together with supplements to the Schedules hereto setting forth all relevant information with respect to such party as of the date of such delivery. Immediately upon such execution and delivery (and without any further action), each such additional Person will become a party to, and will be bound by all the terms of, this Agreement.
     THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES (BUT WITH REFERENCE TO SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW, WHICH BY ITS TERMS APPLIES TO THIS AGREEMENT).
     EACH PARTY HEREBY REPRESENTS AND WARRANTS THAT IT HAS NO RIGHT TO IMMUNITY FROM THE SERVICE OF PROCESS OR JURISDICTION OR ANY JUDICIAL PROCEEDINGS OF ANY COMPETENT COURT OR FROM EXECUTION OF ANY JUDGMENT OR FROM THE EXECUTION OR ENFORCEMENT THEREIN OF ANY ARBITRATION DECISION IN RESPECT OF ANY SUIT, ACTION, PROCEEDING OR ANY OTHER MATTER ARISING OUT OF OR RELATING TO ITS OBLIGATIONS UNDER THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, AND TO THE EXTENT THAT ANY PARTY IS OR BECOMES ENTITLED TO ANY SUCH IMMUNITY WITH RESPECT TO THE SERVICE OF PROCESS OR JURISDICTION OR ANY JUDICIAL PROCEEDINGS OF ANY COMPETENT COURT, AND TO THE EXTENT PERMITTED BY LAW, IT DOES HEREBY AND WILL IRREVOCABLY AND UNCONDITIONALLY AGREE NOT TO PLEAD OR CLAIM ANY SUCH IMMUNITY WITH RESPECT TO ITS OBLIGATIONS OR ANY OTHER MATTER UNDER OR ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.
     EACH PARTY HERETO HEREBY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY HERETO IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY

38

NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. EACH PARTY HERETO HEREBY CONSENTS TO PROCESS BEING SERVED IN ANY SUIT, ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT, OR ANY DOCUMENT DELIVERED PURSUANT HERETO BY THE MAILING OF A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, RETURN RECEIPT REQUESTED, TO ITS RESPECTIVE ADDRESS SPECIFIED AT THE TIME FOR NOTICES UNDER THIS AGREEMENT OR TO ANY OTHER ADDRESS OF WHICH IT SHALL HAVE GIVEN WRITTEN OR ELECTRONIC NOTICE TO THE OTHER PARTIES. THE FOREGOING SHALL NOT LIMIT THE ABILITY OF ANY PARTY HERETO TO BRING SUIT IN THE COURTS OF ANY JURISDICTION.
     EACH OF THE PARTIES HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO A TRIAL BY JURY WITH RESPECT TO ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT.
     The terms of this Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto, the holders of Obligations and their respective successors and permitted assignees; provided that the Lender Agent shall enforce this Agreement on behalf of all holders of Obligations.
     This Agreement is a Facility Document, and may only be amended, waived or otherwise modified by written agreement with the prior written consent of the Lender Agent and the First Priority Collateral Agent and the Borrowers; provided, however, that this Agreement may be supplemented by Joinder Agreements duly executed by the First Priority Collateral Agent, the Collateral Control Agent, the Lender Agent and each Grantor directly affected thereby and by updates or supplements to any Schedules, Attachments or Annexes hereto delivered in accordance with this Agreement.
     16. Equity Ownership of Model Homes.
     (a) The parties hereto agree that in the event that the equity ownership of Model Homes is to be sold after the date hereof, and if the Lender Agent shall consent to such sale, the Lien granted hereunder on all equity interests in Model Homes owned by any Grantor shall be released and all Liens granted hereunder by Model Homes on any assets also shall be released (unless otherwise agreed by ResCap and the Lender Agent as such time). The Lender Agent agrees to direct, at the expense of the Grantors, the first Priority Collateral Agent (and the Collateral Control Agent, if applicable) to execute any documents evidencing any such release as may be reasonably requested by ResCap.
     (b) The parties hereto agree that any references herein to the delivery to the Collateral Control Agent of funds, documents, instruments or other items shall be considered satisfied by the delivery thereof to the First Priority Collateral Agent until such time as the Intercreditor Agreement shall be come effective in accordance with its terms, whereupon the parties hereto shall in good faith take such actions as may be necessary or reasonably appropriate in order for the parties hereto

39

to comply with the provisions hereof as they relate to the delivery of the foregoing to the Collateral Control Agent.
     17. Foreign Pledge Agreements.
     (a) Notwithstanding anything to the contrary contained herein or in any other Facility Document, in the event that any Collateral is also pledged to the First Priority Collateral Agent to secure the Obligations by any Grantor pursuant to any security, pledge or similar agreement governed by foreign law (a “Foreign Pledge Agreement”) and the provisions of such Foreign Pledge Agreement conflict with the provisions of this Agreement, the applicable Grantor shall comply with the provisions of such Foreign Pledge Agreement and shall not be deemed to have breached any representation or covenant contained herein or in any other Facility Document as a result thereof.
     (b) If Supporting Assets with respect to the Dutch VFLN Receivables or the UK Note are the subject of a Collateral Disposition at a time when (x) the Fair Market Value of such Supporting Assets is less than (y) the Carrying Value thereof as of the Closing Date (the difference between such amounts beings the “Adjustment Amount”); ResCap shall be entitled, following consultation with the Lender Agent, to reduce the outstanding principal balance of the Dutch VFLN Receivables or the UK Note, as applicable, by the Adjustment Amount; provided that such Collateral Disposition complies with the applicable requirements of the Loan Agreement.
[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

40

     IN WITNESS WHEREOF, this Agreement has been duly executed as of the day and year first above written.

RESIDENTIAL FUNDING COMPANY, LLC, as Grantor
By:	/s/ Melissa White
	Name:	Melissa White
	Title:	Assistant Treasurer

GMAC MORTGAGE, LLC, as Grantor
By:	/s/ Melissa White
	Name:	Melissa White
	Title:	Assistant Treasurer

RESIDENTIAL CAPITAL, LLC, as Grantor
By:	/s/ John M. Peterson
	Name:	John M. Peterson
	Title:	Assistant Treasurer

HOMECOMINGS FINANCIAL, LLC, as Grantor
By:	/s/ Melissa White
	Name:	Melissa White
	Title:	Assistant Treasurer

GMAC-RFC HOLDING COMPANY, LLC, as Grantor
By:	/s/ Melissa White
	Name:	Melissa White
	Title:	Assistant Treasurer

GMAC RESIDENTIAL HOLDING COMPANY, LLC, as Grantor
By:	/s/ Melissa White
	Name:	Melissa White
	Title:	Assistant Treasurer

GMAC MODEL HOME FINANCE, LLC, as a Grantor
By:	/s/ Michael J. Franta
	Name:	Michael J. Franta
	Title:	President

DEVELOPERS OF HIDDEN SPRINGS, LLC, as Grantor
By:	/s/ Michael J. Franta
	Name:	Michael J. Franta
	Title:	President

DOA HOLDING PROPERTIES, LLC, as Grantor
By:	/s/ Michael J. Franta
	Name:	Michael J. Franta
	Title:	President

RFC ASSET HOLDINGS II, LLC, as Grantor
By:	/s/ Melissa White
	Name:	Melissa White
	Title:	Assistant Treasurer

PASSIVE ASSET TRANSACTIONS, LLC, as Grantor
By:	/s/ Melissa White
	Name:	Melissa White
	Title:	Assistant Treasurer

RESIDENTIAL MORTGAGE REAL ESTATE HOLDINGS, LLC, as Grantor
By:	/s/ Melissa White
	Name:	Melissa White
	Title:	Assistant Treasurer

RESIDENTIAL FUNDING REAL ESTATE HOLDINGS, LLC, as Grantor
By:	/s/ Melissa White
	Name:	Melissa White
	Title:	Assistant Treasurer

HOMECOMINGS FINANCIAL REAL ESTATE HOLDINGS, LLC, as Grantor
By:	/s/ Melissa White
	Name:	Melissa White
	Title:	Assistant Treasurer

EQUITY INVESTMENT I, LLC, as Grantor
By:	/s/ Michael J. Franta
	Name:	Michael J. Franta
	Title:	President

GMAC, LLC, as Lender and Lender Agent
By:	/s/ David C. Walker
	Name:	David C. Walker
Title:

WELLS FARGO BANK, N.A., as First Priority Collateral Agent
By:	/s/ Nicholas D. Tally
	Name:	Nicholas D. Tally
	Title:	Vice President

SCHEDULE I
TO FIRST PRIORITY PLEDGE AND SECURITY AGREEMENT
AND IRREVOCABLE PROXY
GRANTOR INFORMATION
RESIDENTIAL FUNDING COMPANY, LLC
Jurisdiction of Formation: Delaware
FEIN: 93-0891336
State organization ID number: 2059477
Chief Executive Office/Principal place of business:
One Meridian Crossings
Suite 100
Minneapolis, MN 55423-3940
GMAC MORTGAGE, LLC
Jurisdiction of Formation: Delaware
FEIN: 23-1694840
State organization ID number: 4143873
Chief Executive Office/Principal place of business:
1100 Virginia Drive
Fort Washington, PA 19034-3200
RESIDENTIAL CAPITAL, LLC
Jurisdiction of Formation: Delaware
FEIN: 20-1770738
State organization ID number: 3821622
Chief Executive Office/Principal place of business:
One Meridian Crossings
Suite 100
Minneapolis, MN 55423-3940
HOMECOMINGS FINANCIAL, LLC
Jurisdiction of Formation: Delaware
FEIN: 51-0369458
State organization ID number: 2550221
Chief Executive Office/Principal place of business:
One Meridian Crossings
Suite 100
Minneapolis, MN 55423

GMAC-RFC HOLDING COMPANY, LLC
Jurisdiction of Formation: Delaware
FEIN: 23-2593763
State organization ID number: 4168620
Chief Executive Office/Principal place of business:
One Meridian Crossings
Suite 100
Minneapolis, MN 55423
GMAC RESIDENTIAL HOLDING COMPANY, LLC
Jurisdiction of Formation: Delaware
FEIN: 91-1902190
State organization ID number: 4176389
Chief Executive Office/Principal place of business:
3993 Howard Hughes Parkway
Suite 250
Las Vegas, NV 89169
GMAC MODEL HOME FINANCE, LLC
Jurisdiction of Formation: Delaware
FEIN: 54-1779094
State organization ID number: 4142191
Chief Executive Office/Principal place of business:
One Meridian Crossings, Suite 100
Minneapolis, MN 55423
RFC ASSET HOLDINGS II, LLC
Jurisdiction of Formation: Delaware
FEIN: 41-1984034
State organization ID number: 4189232
Chief Executive Office:
One Meridian Crossings, Suite 100
Minneapolis, MN 55423
Principal place of business:
3993 Howard Hughes Parkway
Suite 250
Las Vegas, NV 89169

PASSIVE ASSET TRANSACTIONS, LLC
Jurisdiction of Formation: Delaware
FEIN: 51-0404130
State organization ID number: 3306533
Chief Executive Office/Principal place of business:
1100 Virginia Drive
Fort Washington, PA 19034
DEVELOPERS OF HIDDEN SPRINGS, LLC
Jurisdiction of Formation: Delaware
FEIN: 80-0022985
State organization ID number: 4183059
Chief Executive Office/Principal place of business:
One Meridian Crossings, Suite 100
Minneapolis, MN 55423
DOA HOLDING PROPERTIES, LLC
Jurisdiction of Formation: Delaware
FEIN: 26-1424257
State organization ID number: 4454997
Chief Executive Office/Principal place of business:
One Meridian Crossings, Suite 100
Minneapolis, MN 55423
EQUITY INVESTMENT I, LLC
Jurisdiction of Formation: Delaware
FEIN: 02-0632797
State organization ID number: 3528939
Chief Executive Office/Principal place of business:
One Meridian Crossings, Suite 100
Minneapolis, MN 55423
RESIDENTIAL FUNDING REAL ESTATE HOLDINGS, LLC
Jurisdiction of Formation: Delaware
FEIN: 26-2736505
State organization ID number: 4551018
Chief Executive Office/Principal place of business:
One Meridian Crossings, Suite 100
Minneapolis, MN 55423

RESIDENTIAL MORTGAGE REAL ESTATE HOLDINGS, LLC
Jurisdiction of Formation: Delaware
FEIN: 26-2737180
State organization ID number: 4551021
Chief Executive Office/Principal place of business:
1100 Virginia Drive
Fort Washington, PA 19034
HOMECOMINGS FINANCIAL REAL ESTATE HOLDINGS, LLC
Jurisdiction of Formation: Delaware
FEIN: 26-2736869
State organization ID number: 4551020
Chief Executive Office/Principal place of business:
One Meridian Crossings, Suite 100
Minneapolis, MN 55423

SCHEDULE II
TO FIRST PRIORITY PLEDGE AND SECURITY AGREEMENT
AND IRREVOCABLE PROXY
ADDITIONAL PLACES OF BUSINESS
None.

SCHEDULE III
TO FIRST PRIORITY PLEDGE AND SECURITY AGREEMENT
AND IRREVOCABLE PROXY
TRADE NAMES; PRIOR LEGAL NAMES; MERGERS
1.	Trade Names; Prior Legal Names

RESIDENTIAL FUNDING COMPANY, LLC

Prior Names:	Residential Funding Corporation RFC Acquisition Corporation
GMAC MORTGAGE, LLC

Prior Names:	GMAC Mortgage Corporation
RESIDENTIAL CAPITAL, LLC

Prior Names:	Residential Capital Corporation
HOMECOMINGS FINANCIAL, LLC

Prior Names:	Homecomings Financial Network, Inc. Residential Money Centers, Inc.
GMAC-RFC HOLDING COMPANY, LLC

Prior Names:	GMAC-RFC Holding Corp. GMAC RF, Inc.
GMAC RESIDENTIAL HOLDING COMPANY, LLC

Prior Names:	GMAC Residential Holding Corp.
GMAC MODEL HOME FINANCE, LLC

Prior Names:	National Model Homes, Inc. Dynex Residential, Inc. GMAC Model Home Finance, Inc. GMAC Model Home Finance of Delaware, Inc.
RFC ASSET HOLDINGS II, LLC

Prior Names:	RFC Asset Holdings II, Inc.

PASSIVE ASSET TRANSACTIONS, LLC

Prior Names:	Passive Asset Transactions, Inc.
DEVELOPERS OF HIDDEN SPRINGS, LLC

Prior Names:	Developers of Hidden Springs, Inc.
DOA HOLDING PROPERTIES, LLC

Prior Names:	None
EQUITY INVESTMENT I, LLC

Prior Names:	Core Equity I, LLC
RESIDENTIAL FUNDING REAL ESTATE HOLDINGS, LLC

Prior Names:	None
RESIDENTIAL MORTGAGE REAL ESTATE HOLDINGS, LLC

Prior Names:	None
HOMECOMINGS FINANCIAL REAL ESTATE HOLDINGS, LLC

Prior Names:	None
2.	Mergers

GMAC MORTGAGE, LLC

On October 25, 2006, GMAC Mortgage, LLC merged with GMAC Mortgage Corporation.

GMAC-RFC HOLDING COMPANY, LLC

On July 11, 2006, GMAC-RFC Holding Company, LLC merged with GMAC-RFC Holding Corp.

DEVELOPERS OF HIDDEN SPRINGS, LLC

On August 10, 2006, Developers of Hidden Springs, LLC merged with Developers of Hidden Springs, Inc.

SCHEDULE IV
TO FIRST PRIORITY PLEDGE AND SECURITY AGREEMENT
AND IRREVOCABLE PROXY
INTELLECTUAL PROPERTY
Trademarks

Serial No.	Mark	Owner	Filing Date	Status	Reg No.	Reg Date
78601736	EQUITYWISE	GMAC MORTGAGE LLC		Allowed
76546683	HOME COMMAND	GMAC MORTGAGE LLC	2003/09/24	Allowed
75278616	DITECH	GMAC MORTGAGE LLC	1997/04/21	Registered	2158800	1998/05/19
78559960	105 SELECT	GMAC MORTGAGE LLC	2005/02/03	Registered	3298930	2007/09/25
76434684	DITECH.COM — YOUR MORTGAGE SOLUTION DELIVERED	GMAC MORTGAGE LLC	2002/07/26	Registered	2721143	2003/06/03
76434953	I LOST ANOTHER LOAN TO DITECH	GMAC MORTGAGE LLC	2002/07/26	Registered	2721148	2003/06/03
75401660	GLORIA NILSON	GMAC MORTGAGE LLC	1997/12/08	Registered	2245688	1999/05/18
78106868	DITECH.COM — YOUR 24/7 MORTGAGE SOLUTION	GMAC MORTGAGE LLC	2002/02/05	Registered	2702661	2003/04/01
76494789	SERVICE YOU DESERVE. PEOPLE YOU TRUST.	GMAC MORTGAGE LLC	2003/03/06	Registered	2808259	2004/01/27
75604188	DITECH.COM	GMAC MORTGAGE LLC	1998/12/09	Registered	2696027	2003/03/11
76463368	CALDIRECT HOMES LOANS	GMAC MORTGAGE LLC	2002/10/31	Registered	2846071	2004/05/25
76492563	HOMESTRENGTH	GMAC MORTGAGE LLC	2003/02/26	Registered	2846225	2004/05/25
76515655	DITECH.COM — SPEED GUARANTEED	GMAC MORTGAGE LLC	2003/05/20	Registered	2861149	2004/07/06
76579265	BUILDER POWER (& DESIGN)	GMAC MORTGAGE LLC	2004/03/05	Registered	2927621	2005/02/22
76579614	CALDIRECT	GMAC MORTGAGE LLC	2004/03/08	Registered	2928628	2005/03/01
76580149	DITECH RACING	GMAC MORTGAGE LLC	2004/03/10	Registered	2928640	2005/03/01
76603778	DITECH.COM HOME LOANS	GMAC MORTGAGE LLC	2004/07/23	Registered	2928647	2005/03/01
76603959	DITECH.COM HOME LOANS (& DESIGN)	GMAC MORTGAGE LLC	2004/07/26	Registered	2928648	2005/03/01
76579639	MOVE IN AMERICA	GMAC MORTGAGE LLC	2004/03/08	Registered	2930402	2005/03/08
76579638	MOVE IN AMERICA (& DESIGN)	GMAC MORTGAGE LLC	2004/03/08	Registered	2941383	2005/04/19
76527153	TRUSTED ADVISOR, SKILLED NEGOTIATOR, AND EXPERT FACILITATOR	GMAC MORTGAGE LLC	2003/07/01	Registered	3002328	2005/09/27
76627771	P PREMIER SERVICE	GMAC MORTGAGE LLC	2005/01/13	Registered	3039786	2006/01/10
78566421	TRUSTED ADVISOR	GMAC MORTGAGE LLC	2005/02/14	Registered	3102238	2006/06/06
78646165	DITECH AT WORK	GMAC MORTGAGE LLC	2005/06/08	Registered	3122167	2006/07/25

Serial No.	Mark	Owner	Filing Date	Status	Reg No.	Reg Date
78855597	PACIFIC UNION	GMAC MORTGAGE LLC	2006/04/06	Registered	3206054	2007/02/06
78656722	BUYLINE	GMAC MORTGAGE LLC	2005/06/23	Registered	3234981	2007/04/24
78635792	ONESTOP HOMEOWNERSHIP SERVICES	GMAC MORTGAGE LLC	2005/05/24	Registered	3265985	2007/07/17
78542966	GHS MORTGAGE	GMAC MORTGAGE LLC	2005/01/06	Registered	3288664	2007/09/04
76593441	DITECH.COM FREEDOM LOAN	GMAC MORTGAGE LLC	2004/05/21	Registered	3291310	2007/09/11
76597261	GO FAST	GMAC MORTGAGE LLC	2004/06/14	Registered	3325181	2007/10/30
78566539	EXPERT FACILITATOR	GMAC MORTGAGE LLC	2005/02/14	Registered	3353357	2007/12/11
78917057	DITECH ESIGNATURE	GMAC MORTGAGE LLC	2006/06/26	Registered	3396372	2008/03/11
78883555	REAL LIFE. REAL SOLUTIONS.	GMAC MORTGAGE LLC	2006/05/15	Registered	3314584	2007/10/16
78887861	DITECH GUARANTEE	GMAC MORTGAGE, LLC	2006/05/19	Allowed
78679328	DITECH MORTGAGE SOLUTIONS	GMAC MORTGAGE, LLC	2005/07/27	Allowed
78742599	HOME REWARDS	GMAC MORTGAGE, LLC	2005/10/28	Published
78113601	HOME DREAMS ONLINE	GMAC MORTGAGE, LLC	2002/03/08	Registered	2880218	2004/08/31
78127454	BUILDER POWER	GMAC MORTGAGE, LLC	2002/05/09	Registered	2896306	2004/10/19
76495996	CAL DIRECT HOME LOANS (& DESIGN)	GMAC MORTGAGE, LLC	2003/03/10	Registered	2903746	2004/11/16
76560776	PATHWAYS	GMAC MORTGAGE, LLC	2003/11/20	Registered	2910065	2004/12/14
76561220	THE HOMESTRETCH PLAN	GMAC MORTGAGE, LLC	2003/11/21	Registered	2910069	2004/12/14
76586655	CUOTA UNICA DITECH	GMAC MORTGAGE, LLC	2004/04/14	Registered	2947511	2005/05/10
76586659	SMARTWATCH	GMAC MORTGAGE, LLC	2004/04/14	Registered	2982713	2005/08/09
76492773	HOMEFLEX	GMAC MORTGAGE, LLC	2003/02/26	Registered	2992858	2005/09/06
76576481	DITECH FLAT FEE	GMAC MORTGAGE, LLC	2004/02/20	Registered	3007701	2005/10/18
76598815	SETTLE AMERICA	GMAC MORTGAGE, LLC	2004/06/23	Registered	3025621	2005/12/13
76586657	BORRON Y CUENTA NUEVA	GMAC MORTGAGE, LLC	2004/04/14	Registered	3047591	2006/01/24
78113668	HELPING YOU MANAGE THE INVESTMENT IN YOUR HOME	GMAC MORTGAGE, LLC	2002/03/08	Registered	3068871	2006/03/14
76610623	FLEXSELECT	GMAC MORTGAGE, LLC	2004/09/09	Registered	3071594	2006/03/21
76560283	POWER PUNCH	GMAC MORTGAGE, LLC	2003/11/17	Registered	3077130	2006/04/04
76575312	DITECH-1	GMAC MORTGAGE, LLC	2004/02/12	Registered	3080195	2006/04/11
78622953	LA ULTIMA PALABRA EN PRESTAMOS	GMAC MORTGAGE, LLC	2005/05/04	Registered	3082700	2006/04/18
78623519	CLOSE FOR A CAUSE	GMAC MORTGAGE, LLC	2005/05/05	Registered	3085260	2006/04/25
76609555	Warehouse Express	GMAC MORTGAGE, LLC	2004/09/01	Registered	3325194	2007/10/30
74279689	HOMECOMINGS	GMAC MORTGAGE, LLC	1992/05/28	Registered	1792907	1993/09/14
76494788	PREMIER SERVICE	GMAC RESIDENTIAL HOLDING COMPANY, LLC	2003/03/06	Registered	2914178	2004/12/28
78855608	PACIFIC UNION ADVANTAGE	GMAC RESIDENTIAL HOLDING COMPANY, LLC	2006/04/06	Allowed

Serial No.	Mark	Owner	Filing Date	Status	Reg No.	Reg Date
78566532	SKILLED NEGOTIATOR	GMAC RESIDENTIAL HOLDING COMPANY, LLC	2005/02/14	Pending
78797825	FLEXPAT	GMAC RESIDENTIAL HOLDING COMPANY, LLC	2006/01/24	Allowed
78923245	SUPPLIER DIRECT (& DESIGN)	GMAC RESIDENTIAL HOLDING COMPANY, LLC	2006/07/06	Registered	3237366	2007/05/01
78923210	SUPPLIER DIRECT	GMAC RESIDENTIAL HOLDING COMPANY, LLC	2006/07/06	Registered	3237365	2007/05/01
76576712	P	GMAC RESIDENTIAL HOLDING COMPANY, LLC	2004/02/23	Registered	3361159	2008/01/01
77127127	KEYCHAIN ALLIANCE	RESIDENTIAL CAPITAL, LLC		Published
78139312	QUICKWISE	RESIDENTIAL FUNDING COMPANY, LLC	2002/06/27	Registered	2707254	2003/04/15
74348910	GOAL LINE	RESIDENTIAL FUNDING COMPANY, LLC	1993/01/15	Registered	1829015	1994/03/29
74713806	GOAL LOAN	RESIDENTIAL FUNDING COMPANY, LLC	1995/08/10	Registered	1995345	1996/08/20
78023446	LINE@PRIME	RESIDENTIAL FUNDING COMPANY, LLC	2000/08/29	Registered	2552727	2002/03/26
74275769	RFC	RESIDENTIAL FUNDING COMPANY, LLC	1992/05/15	Registered	1840863	1994/06/21
78096942	ALTERNET	RESIDENTIAL FUNDING COMPANY, LLC	2001/12/06	Pending

Patents

COUNTRY/TYPE	TITLE	SERIAL NO.	FILED	STATUS	PATENT NO.	ISSUED	Assignment Status
US — UTILITY	SIMULATION TECHNIQUE FOR GENERATION OF AVM AND COLLATERAL RISK INDICATOR RULE SET	11484262	2006/07/11	PUBLISHED			Assignment to Residential Funding Corporation by Susan Allen and Beth Harasimowicz

PCT	GENERATION OF AVM AND COLLATERAL RISK INDICATOR RULE SET	PCTUS0715793	2007/07/11	PUBLISHED			Covered by the assignment in Serial Number 11484262

US — UTILITY	SYSTEM AND METHOD FOR EVALUATING SECONDARY MARKET OPTIONS FOR LOANS	10688321	2003/10/17	OFFICE ACTION PENDING			Assignment to GMAC RFC by Dan Bettenburg and Frank Doherty. This will be fixed to show assignment to Residential Funding Company, LLC

US — UTILITY	STORED, TEMPORARY ALTERATION OF BUSINESS LOGIC	09952995	2001/09/14	APPEALED			Assignment to Residential Funding Corporation by Peter (Ken) Cychosz and Brian Gilkay

SCHEDULE V
TO FIRST PRIORITY PLEDGE AND SECURITY AGREEMENT
AND IRREVOCABLE PROXY
COMMERCIAL TORT CLAIMS
None.

SCHEDULE VI
TO FIRST PRIORITY PLEDGE AND SECURITY AGREEMENT
AND IRREVOCABLE PROXY
INITIAL COLLATERAL
1.	Mortgage Loans
(a)	All mortgage loans identified in the ATS (as hereinafter defined) under the column “ATS FF” by the Code T215. “ATS” means the internal database maintained by Residential Funding Company, LLC for the purposes of tracking the facility to which unsold mortgage loans are pledged.

(b)	Mortgage loans (i) secured by real estate located in Canada and for which the mortgage notes are in the possession of Computershare Trust Company of Canada and (ii) sold to Residential Funding Company, LLC on or prior to the Closing Date.

(c)	Mortgage loans insured by the Federal Housing Administration (“FHA”) or the U.S. Department of Veterans Affairs (“VA”) and as to which the applicable borrower has defaulted and a claim exists against either the VA or the FHA.
2.	Servicing Advances
All right, title and interest of either Residential Funding Company, LLC or GMAC Mortgage, LLC in and to Servicing P&I Advances and Servicing T&I Advances or Servicing Corporate Advances other than (i) Servicing Contracts with FNMA, Freddie Mac or GNMA or (ii) in the case of GMAC Mortgage, LLC any rights in any Servicing Contract transferred to GMACR MORTGAGE PRODUCTS, LLC prior to the Closing Date, and (iii) in the case of Residential Funding Company, LLC, any interest in any Servicing Contract transferred to RFC-GSAP Servicer Advance, LLC prior to the Closing Date.
3.	Securities Accounts — see attached Exhibit A to this Schedule VI.
4.	Pledged Interests — see attached Exhibit B to this Schedule VI.
5.	Pledged Notes — see attached Exhibit C to this Schedule VI.

6.	Construction, Mezzanine and Working Capital Loans — (i) all first lien construction loans, including distressed construction loans, (ii) all mezzanine loans, including distressed loans, secured by equity interests in entities owning real estate and real estate-related assets, and (iii) all working capital loans which were unencumbered as of February 29, 2008.

EXHIBIT A TO SCHEDULE VI
SECURITIES ACCOUNTS

Financial
Account Owner	Institution	Account Number	Account Name

GMAC Mortgage, LLC	JP Morgan	G08567	GMAC Mortgage, LLC MSR Securities and HEQ Residual Account

GMAC Mortgage, LLC	JP Morgan	G54823	GMAC Mortgage, LLC Direct Pair Off Account

Passive Asset Transactions, LLC	JP Morgan	P66230	Passive Asset Transactions, LLC

Residential Funding Company, LLC	State Street	BGLS	Residential Funding Company, LLC Capital Markets Pledged RFC

Residential Funding Company, LLC	State Street	BGLX	Residential Funding Company, LLC PIA Pledged RFC

Residential Funding Company, LLC	State Street	BGLY	Residential Funding Company, LLC RIF Pledged RFC

Residential Funding Company, LLC	State Street	BGLU	Residential Funding Company, LLC Capital Markets Pledged RAHI II

Residential Funding Company, LLC	State Street	BGLV	Residential Funding Company, LLC RIF Pledged RAHI II

Residential Funding Company, LLC	State Street	BGLW	Residential Funding Company, LLC PIA Pledged RAHI II

EXHIBIT B TO SCHEDULE VI
PLEDGED INTERESTS

	Interest
Pledged Interests	Type of	Interests Owned		% of Interests of
Issuer	Interest	by Pledgor	Pledgor	Pledgor Pledged

Hidden Springs Sewer Company, LLC	Limited Liability Company	100%	Developers of Hidden Springs, LLC	100%

DOA Properties I, LLC	Limited Liability Company	100%	DOA Holding Properties, LLC	100%

DOA Properties II, LLC	Limited Liability Company	100%	DOA Holding Properties, LLC	100%

Residential Mortgage Real Estate Holdings, LLC	Limited Liability Company	100%	GMAC Mortgage, LLC	100%

GMCMTH, LLC	Limited Liability Company	100%	GMAC Model Home Finance, LLC	100%

KBOne, LLC	Limited Liability Company	100%	GMAC Model Home Finance, LLC	100%

LENOne, LLC	Limited Liability Company	100%	GMAC Model Home Finance, LLC	100%

WPSHOne, LLC	Limited Liability Company	100%	GMAC Model Home Finance, LLC	100%

RFC MHF Funding, LLC	Limited Liability Company	100%	GMAC Model Home Finance, LLC	100%

Homecomings Financial Real Estate Holdings, LLC	Limited Liability Company	100%	Homecomings Financial, LLC	100%

	Interest
Pledged Interests	Type of	Interests Owned		% of Interests of
Issuer	Interest	by Pledgor	Pledgor	Pledgor Pledged

GMAC Residential Holding Company, LLC	Limited Liability Company	100%	Residential Capital, LLC	100%

Developers of Hidden Springs, LLC	Limited Liability Company	100%	Residential Funding Company, LLC	100%

DOA Holding Properties, LLC	Limited Liability Company	100%	Residential Funding Company, LLC	100%

GMAC Model Home Finance, LLC	Limited Liability Company	100%	Residential Funding Company, LLC	100%

RFC Construction Funding, LLC	Limited Liability Company	100%	Residential Funding Company, LLC	100%

EXHIBIT C TO SCHEDULE VI
PLEDGED NOTES

Pledged Note Issuer	Pledged Note	Pledged Note Holder

GX CE Funding B.V.	Note (Note Certificate No. 1) dated 4 June 2008 in the principal amount of EUR 556,992,836.00 due 3 June 2009 issued under the Variable Funding Loan Note Agreement dated 4 June 2008	Residential Capital, LLC

Viaduct (No. 7) Limited	Note dated 4 June 2008 in the principal amount of £658,116,612.47 due 18 June 2008 issued under the Note Issuance Facility Deed dated on or about 2 June 2008	Residential Capital, LLC

SCHEDULE VI(a)
TO FIRST PRIORITY PLEDGE AND SECURITY AGREEMENT
AND IRREVOCABLE PROXY
FINANCING STATEMENTS DISCLOSURE SCHEDULE
Filing #; Filing Date; Jurisdiction; Debtor; Secured Party
1. Initial Filing # 2007 4676119; filed on 12/11/2007; jurisdiction Delaware; GMAC Mortgage, LLC as Debtor and JPMorgan Chase Bank, N.A. as Secured Party*;
2. Initial Filing # 6413972 1; filed on 11/28/2006; jurisdiction Delaware; Residential Funding Company, LLC as Debtor and Credit Suisse First Boston Mortgage Capital LLC as Secured Party*;
3. Initial Filing # 6413972 1 as amended by 2008 1486503; filed on 04/29/2008; jurisdiction Delaware; Residential Funding Company, LLC as Debtor and Credit Suisse First Boston Mortgage Capital LLC as Secured Party*;
4. Initial Filing # 6448982 9; filed on 12/21/2006 ; jurisdiction Delaware; GMCMTH, LLC as Debtor and GMAC Model Home Finance, LLC as Secured Party*;
5. Initial Filing # 4362538 3; filed on 12/22/2004 ; jurisdiction Delaware; Homecomings Financial, LLC as Debtor and Residential Funding Company, LLC as Additional Debtor and Credit Suisse First Boston Mortgage Capital LLC as Secured Party*;
6. Initial Filing # 4362538 3 as amended by 2008 1486461; filed on 04/29/2008; jurisdiction Delaware; Homecomings Financial, LLC as Debtor and Residential Funding Company, LLC as Additional Debtor and Credit Suisse First Boston Mortgage Capital LLC as Secured Party*;
7. Initial Filing # 2007 4328083; filed on 11/14/2007; jurisdiction Delaware; GMAC Mortgage, LLC as Debtor and Federal National Mortgage Association (a/k/a Fannie Mae) as Secured Party*;
8. Initial Filing # 2007 4692207; filed on 12/12/2007; jurisdiction Delaware; GMAC Mortgage, LLC as Debtor and Federal National Mortgage Association (a/k/a Fannie Mae) as Secured Party*;
9. Initial Filing # 5238450 2; filed on 07/28/2005; jurisdiction Delaware; Residential Funding Corporation as Debtor and Federal National Mortgage Association (a/k/a Fannie Mae) as Secured Party*;
10. Initial Filing # 5238450 2 as amended by 6187890 9; filed on 06/02/2006; jurisdiction Delaware; Residential Funding Corporation as Debtor and Federal National Mortgage Association (a/k/a Fannie Mae) as Secured Party*;
11. Initial Filing # 2007 4692215; filed on 12/12/2007; jurisdiction Delaware; Homecomings Financial, LLC as Debtor and Federal National Mortgage Association (a/k/a Fannie Mae) as Secured Party*;

12. Initial Filing # 2008 0785533; filed on 03/04/2008; jurisdiction Delaware; GMAC Mortgage, LLC as Debtor and Credit Suisse First Boston, New York Branch as Secured Party*1;
13. Initial Filing # 2008 1437654; filed on 04/24/2008; jurisdiction Delaware; Residential Funding Company, LLC as Debtor and Residential Funding Mortgage Securities II, Inc. as Secured Party;
14. Initial Filing # 2007 3119855; filed on 07/30/2007; jurisdiction Delaware; GMAC Mortgage, LLC as Debtor and Comerica Bank as Secured Party*2;
15. Initial Filing # 2007 0405653; filed on 01/31/2007; jurisdiction Delaware; GMAC Mortgage, LLC as Debtor and Bank of America, N.A. as Secured Party*3; and
16. Initial Filing # 2007 2212677; filed on 06/12/2007; jurisdiction Delaware; Homecomings Financial, LLC as Debtor and Sherman Originator LLC as Secured Party.

[1]	[The (*) can remain if not Primary Collateral (i.e. can remain if similar to #6 above on this Schedule)]

[2]	[The (*) can remain if it is confirmed that cash flows on Collateral do not flow through these accounts]

[3]	[The (*) can remain if it is confirmed that accounts are not main investment account or accounts related to that account]

SCHEDULE VII
TO FIRST PRIORITY PLEDGE AND SECURITY AGREEMENT
AND IRREVOCABLE PROXY
DIRECT SUBSIDIARIES

Jurisdiction of
Incorporation
Parent	Subsidiary	(Subsidiary)

GMAC Mortgage, LLC	CAP RE of Vermont, LLC	Vermont
	Ditech, LLC	Delaware
	Executive Closing Services, LLC	Delaware
	Executive Trustee Services, LLC	Delaware
	GMAC Mortgage USA Corporation	Delaware
	GMAC Mortgage, LLC of TN	Delaware
	GMACR Mortgage Products, LLC	Delaware
	GMV Management Services, LLC	Delaware
	Horsham Funding, LLC	Delaware
	Ladue Associates, Inc.	Pennsylvania
	MINT I VFN Holdings, LLC	Delaware
	MINT I, LLC	Delaware
	Passive Asset Transactions, LLC	Delaware
	Residential Consumer Services, LLC	Delaware
	Residential Mortgage Real Estate Holdings, LLC	Delaware
	Walnut Grove Funding, LLC	Delaware

Residential Funding Company, LLC	Asset Lending Company II, LLC	Delaware
	Asset Management Performance Services, LLC	Delaware
	Developers of Hidden Springs, LLC	Delaware
	DOA Holding Properties, LLC	Delaware
	EPRE LLC	Delaware
	Equity Investment I, LLC	Delaware
	Equity Investments II, LLC	Delaware
	Equity Investment III, LLC	Delaware
	GMAC Model Home Finance, LLC	Delaware
	GMAC Model Home Finance I, LLC	Delaware
	GMAC-RFC Australia Pty Limited	Australia
	GMAC-RFC Europe Limited	U.K.
	GMAC-RFC Holdings Limited	U.K.
	GMAC-RFC Ireland Limited	U.K.
	Homecomings Financial, LLC	Delaware
	MFC Asset, LLC	Delaware
	MINT II Holdings LLC	Delaware

Jurisdiction of
Incorporation
Parent	Subsidiary	(Subsidiary)

	MINT II, LLC	Delaware
	REG-PFH, LLC	Delaware
	Residential Asset Management Company LLC	Delaware
	Residential Funding Mortgage Exchange, LLC	Delaware
	Residential Funding of Canada Finance ULC	Canada
	Residential Funding Real Estate Holdings, LLC	Delaware
	Residential Funding Securities, LLC	Delaware
	RFC — GSAP Servicer Advance, LLC	Delaware
	RFC ABS CDO WHSub I Ltd	Cayman Islands
	RFC Advance Depositor, LLC	Delaware
	RFC Asset Holdings II, LLC	Delaware
	RFC Asset Management, LLC	Delaware
	RFC Construction Funding, LLC	Delaware
	RFC Investments Limited	U.K.
	RFC Resort Funding, LLC	Delaware

GMAC-RFC Holding Company, LLC	Residential Accredit Loans, Inc.	Delaware
	Residential Asset Mortgage Products, Inc.	Delaware
	Residential Asset Securities Corporation	Delaware
	Residential Funding Company, LLC	Delaware
	Residential Funding Mortgage Securities I, Inc.	Delaware
	Residential Funding Mortgage Securities II, Inc.	Delaware

Residential Capital, LLC	GMAC Residential Holding Company, LLC	Delaware
	GMAC-RFC Holding Company, LLC	Delaware
	IB Finance Holding Company, LLC	Delaware

Homecomings Financial, LLC	HFN REO Sub II, LLC	Delaware
	Homecomings Financial Real Estate Holdings, LLC	Delaware

GMAC Residential Holding Company, LLC	GMAC Home Services, LLC	Delaware
	GMAC Mortgage, LLC	Delaware
	GHS Global Relocation UK Limited	U.K.
	GMACB Service Company, LLC	Delaware
	GMACRH Settlement Services, LLC	Delaware

Developers of Hidden Springs, LLC	Hidden Springs Sewer Company, LLC	Delaware

DOA Holding Properties, LLC	DOA Properties I, LLC	Delaware
	DOA Properties II, LLC	Delaware

GMAC Model Home Finance, LLC	GMCMTH, LLC	Delaware

Jurisdiction of
Incorporation
Parent	Subsidiary	(Subsidiary)

	KBOne, LLC	Delaware
	LENOne, LLC	Delaware
	WPSHOne, LLC	Delaware
	RFC MHF Funding, LLC	Delaware

Residential Funding Company, LLC (99.99%)	GMAC Financiera, S.A. de C.V.	Mexico
	GMAC Hipotecaria, S.A. de C.V.	Mexico
	GMAC-RFC Brasil Ltda	Brazil
	GMAC-RFC Chile Inversiones Ltda	Chile

Residential Funding Company, LLC (99.99999968%)	GMAC-RFC Auritec, S.A.	Mexico

Residential Funding Company, LLC (99%)	GMAC RFC International Holdings Cooperatief U.A.	Netherlands

GMAC-RFC Holding Company, LLC (0.01%)	GMAC RFC International Holdings Cooperatief U.A.	Netherlands

Homecomings Financial, LLC (0.01%)	GMAC-RFC Brasil Ltda	Brazil
	GMAC-RFC Chile Inversiones Ltda	Chile

Homecomings Financial, LLC (0.00000032%)	GMAC-RFC Auritec, S.A.	Mexico

SCHEDULE VIII
TO FIRST PRIORITY PLEDGE AND SECURITY AGREEMENT
AND IRREVOCABLE PROXY
EXCLUDED SIGNIFICANT SUBSIDIARIES
None.

SCHEDULE IX
TO FIRST PRIORITY PLEDGE AND SECURITY AGREEMENT
AND IRREVOCABLE PROXY
BAILMENT COLLATERAL
1.	Stock Certificate certifying that Residential Funding Company, LLC owns twenty-four million two hundred seventy seven thousand five hundred (24,277,500) ordinary shares of GMAC-RFC Australia Pty Limited, a corporation formed under the laws of the Australia (the “Company”), standing in its name on the books of the Company, which is represented by Certificate No. 6.

2.	Stock Certificate certifying that GMAC-RFC Holding Company, LLC (formerly known as GMAC RF, Inc.) owns one thousand (1,000) shares of common stock, par value $0.01 per share, of Residential Funding Mortgage Securities II, Inc., a corporation formed under the laws of the State of Delaware (the “Company”), standing in its name on the books of the Company, which is represented by Certificate No. 1.

3.	Stock Certificate certifying that GMAC-RFC Holding Company, LLC (formerly known as GMAC RF, Inc.) owns one thousand (1,000) shares of common stock, par value $0.01 per share, of Residential Asset Securities Corporation, a corporation formed under the laws of the State of Delaware (the “Company”), standing in its name on the books of the Company, which is represented by Certificate No. 1.

4.	Stock Certificate certifying that GMAC-RFC Holding Company, LLC (formerly known as GMAC RF, Inc.) owns one thousand (1,000) shares of common stock, par value $0.01 per share, of Residential Accredit Loans, Inc., a corporation formed under the laws of the State of Delaware (the “Company”), standing in its name on the books of the Company, which is represented by Certificate No. 1.

5.	Stock Certificate certifying that GMAC Mortgage, LLC (formerly known as GMAC Mortgage Corporation) owns three thousand (3,000) shares of common stock, par value $0.01 per share, of GMAC Mortgage USA Corporation, a corporation formed under the laws of the State of Delaware (the “Company”), standing in its name on the books of the Company, which is represented by Certificate No. 1.

6.	Note (Note Certificate No. 1) dated 4 June 2008 in the principal amount of EUR 556,992,836.00 due 3 June 2009 issued under the Variable Funding Loan Note Agreement dated 4 June 2008 between GX CE Funding B.V. (the “Issuer”) and Residential Capital, LLC (the “Holder”).

7.	Note dated 4 June 2008 in the principal amount of £658,116,612.47 due 18 June 2008 issued under the Note Issuance Facility Deed dated on or about 2 June 2008 between Viaduct (No. 7) Limited (the “Issuer”) and Residential Capital, LLC (the “Holder”).

8.	Stock Certificate certifying that GMAC Mortgage, LLC owns one hundred (100) shares of common stock, without par value, of Ladue Associates, Inc., a corporation formed under the laws of the State of Delaware (the “Company”), standing in its name on the books of the Company, which is represented by Certificate No. 1.

9.	Stock Certificate certifying that GMAC-RFC Holding Company, LLC (formerly known as GMAC RF, Inc.) owns one thousand (1,000) shares of common stock, par value $0.01 per share, of Residential Asset Mortgage Products, Inc., a corporation formed under the laws of the State of Delaware (the “Company”), standing in its name on the books of the Company, which is represented by Certificate No. 2.

10.	Stock Certificate certifying that GMAC-RFC Holding Company, LLC (formerly known as GMAC RF, Inc.) owns one thousand (1,000) shares of common stock, par value $0.01 per share, of Residential Funding Mortgage Securities I, Inc., a corporation formed under the laws of the State of Delaware (the “Company”), standing in its name on the books of the Company, which is represented by Certificate No. 2.

SCHEDULE X
TO FIRST PRIORITY PLEDGE AND SECURITY AGREEMENT
AND IRREVOCABLE PROXY
DEPOSIT ACCOUNTS OF ADDITIONAL ACCOUNT PARTIES; SECURITIES
ACCOUNTS OF FABS GRANTORS
(a)	Concentration Accounts

	Financial
Account Owner	Institution	Account Number	Account Name

Residential Capital, LLC	Bank of America	12354-69131	Residential Capital, LLC Concentration Account

GMAC Mortgage, LLC	Wachovia	2000042898689	GMAC Mortgage, LLC Concentration Account for the benefit of Wells Fargo, N.A. as Collateral Control Agent

Homecomings Financial, LLC	Wachovia	2000041713516	Homecomings Financial, LLC Concentration Account for the benefit of Wells Fargo, N.A. as Collateral Control Agent

Residential Capital, LLC	Wachovia	2000042898663	Residential Capital, LLC Concentration Account for the benefit of Wells Fargo Bank, N.A. as Collateral Control Agent

Residential Capital, LLC	Wachovia	2000041713626	Residential Capital, LLC IBG Concentration Account for the benefit of Wells Fargo Bank, N.A. as Collateral Control Agent

Residential Funding Company, LLC	Wachovia	2000042898676	Residential Funding Company, LLC Concentration Account for the benefit of Wells Fargo, N.A. as Collateral Control Agent

(b)	Sales Proceeds Accounts

	Financial
Account Owner	Institution	Account Number	Account Name

Residential Capital, LLC	Bank of America	12355-82255

GMAC Mortgage, LLC	JP Morgan	0728408567	GMACM MSR SECURITIES AND HEQ RESIDUAL ACCOUNT FOR THE BENEFIT OF WELLS FARGO BANK, N.A. AS COLLATERAL CONTROL AGENT

GMAC Mortgage, LLC	JP Morgan	0728454823	GMACM DIRECT PAIROFF ACCOUNT FOR THE BENEFIT OF WELLS FARGO BANK, N.A. AS COLLATERAL CONTROL AGENT

Passive Asset Transactions, LLC	JP Morgan	0777163338	PASSIVE ASSET TRANSACTIONS, LLC FOR THE BENEFIT OF WELLS FARGO BANK, N.A. AS COLLATERAL CONTROL AGENT

Residential Funding Company, LLC	State Street	004 35 131	Residential Funding Company, LLC Capital Markets Pledged RFC

Residential Funding Company, LLC	State Street	004 351 72	Residential Funding Company, LLC PIA Pledged RFC

Residential Funding Company, LLC	State Street	004 351 80	Residential Funding Company, LLC RIF Pledged RFC

Residential Funding Company, LLC	State Street	004 351 49	RFC Assets Holdings II, LLC Capital Markets Pledged RAHI II

	Financial
Account Owner	Institution	Account Number	Account Name

Residential Funding Company, LLC	State Street	004 351 56	RFC Assets Holdings II, LLC-RIF Pledged RAHI II

Residential Funding Company, LLC	State Street	004 351 64	RFAH-PIA Pledged RAHI II

Residential Funding Company, LLC	Wachovia	2000041713451	Residential Funding Company, LLC Sales Proceeds Account for the benefit of Wells Fargo Bank, N.A. as Collateral Control Agent

Residential Mortgage Real Estate Holdings, LLC	Wachovia	2000041713969	Residential Mortgage Real Estate Holdings, LLC Sales Proceeds Account for the benefit of Wells Fargo Bank, N.A. as Collateral Control Agent

Residential Funding Real Estate Holdings, LLC	Wachovia	2000041713972	Residential Funding Real Estate Holdings, LLC Sales Proceeds Account for the benefit of Wells Fargo Bank, N.A. as Collateral Control Agent

Homecomings Financial Real Estate Holdings, LLC	Wachovia	2000041713985	Homecomings Financial Real Estate Holdings, LLC Sales Proceeds Account for the benefit of Wells Fargo Bank, N.A. as Collateral Control Agent

Passive Asset Transactions, LLC	Wachovia	2000041713781	Passive Asset Transactions, LLC

GMAC Mortgage, LLC	Wachovia	2000042911867	GMAC Mortgage, LLC

RFC Asset Holdings II, LLC	Wachovia	2000041713956	RFC Asset Holdings II, LLC

	Financial
Account Owner	Institution	Account Number	Account Name

Developers of Hidden Springs, LLC	Wachovia	2000041713477	Developers of Hidden Springs, LLC Sales Proceeds Account for the benefit of Wells Fargo, N.A. as Collateral Control Agent

Equity Investment I, LLC	Wachovia	2000041713493	Equity Investments I, LLC Sales Proceeds Account for the benefit of Wells Fargo, N.A. as Collateral Control Agent

DOA Holding Properties, LLC	Wachovia	2000041713503	DOA Holding Properties, LLC Sales Proceeds Account for the benefit of Wells Fargo, N.A. as Collateral Control Agent

Residential Funding Company, LLC	Wachovia	2000042911870	Residential Funding Company, LLC

Residential Funding Company, LLC[4]	Wachovia	2000041713671	Residential Funding Company, LLC

GMAC Mortgage, LLC[1]	Wachovia	2000041714353	GMAC Mortgage, LLC

GMAC Mortgage, LLC[1]	Wachovia	2000041713668	GMAC Mortgage, LLC

GMAC Model Home Finance, LLC	Wachovia	2000041713464	GMAC Model Home Finance, LLC

[4]	This is a Servicing Advances Account

(c)	Securities Accounts of FABS Grantors

Financial
Account Owner	Institution	Account Number	Account Name

Passive Asset Transactions, LLC	JP Morgan	P66230	Passive Asset Transactions, LLC

SCHEDULE XI
TO FIRST PRIORITY PLEDGE AND SECURITY AGREEMENT
AND IRREVOCABLE PROXY
NOTICE INFORMATION
The Grantors::
Residential Funding Company, LLC
One Meridian Crossings
Suite 100
Minneapolis, MN 55423
Attn: John Peterson
Phone: (952) 857-7359
Fax: (952) 921-4230
Email: john.peterson@gmacrescap.com
With copy to:
Residential Capital, LLC
7501 Wisconsin Avenue
Suite 900
Bethesda, MD 20814
Attn: Hu Benton, Managing Director, VP and Associate Counsel
Phone: (301) 215-6320
Fax: (301) 664-6999
Email: Hu.Benton@gmacrescap.com
GMAC Mortgage, LLC
c/o Residential Funding Company, LLC
One Meridian Crossings
Suite 100
Minneapolis, MN 55423
Attn: John Peterson
Phone: (952) 857-7359
Fax: (952) 921-4230
Email: john.peterson@gmacrescap.com
With copy to:
Residential Capital, LLC
7501 Wisconsin Avenue
Suite 900
Bethesda, MD 20814
Attn: Hu Benton, Managing Director, VP and Associate Counsel
Phone: (301) 215-6320

Fax: (301) 664-6999
Email: Hu.Benton@gmacrescap.com
Residential Capital, LLC
7501 Wisconsin Avenue
Suite 900
Bethesda, MD 20814
Attn: Hu Benton, Managing Director, VP and Associate Counsel
Phone: (301) 215-6320
Fax: (301) 664-6999
Email: Hu.Benton@gmacrescap.com
Homecomings Financial, LLC
One Meridian Crossings
Suite 100
Minneapolis, MN 55423
Attn: John Peterson
Phone: (952) 857-7359
Fax: (952) 921-4230
Email: john.peterson@gmacrescap.com
GMAC-RFC Holding Company, LLC
One Meridian Crossings
Suite 100
Minneapolis, MN 55423
Attn: John Peterson
Phone: (952) 857-7359
Fax: (952) 921-4230
Email: john.peterson@gmacrescap.com
GMAC Residential Holding Company, LLC
3993 Howard Hughes Parkway
Suite 250
Las Vegas, NV 89169
Attn: William Casey
Phone: (215) 682-6301
Fax: (215) 682-1249
Email: william.casey@gmacrescap.com

GMAC Model Home Finance, LLC
One Meridian Crossings
Suite 100
Minneapolis, MN 55423
With copy to:
Residential Capital, LLC
7501 Wisconsin Avenue
Suite 900
Bethesda, MD 20814
Attn: Hu Benton, Managing Director, VP and Associate Counsel
Phone: (301) 215-6320
Fax: (301) 664-6999
Email: Hu.Benton@gmacrescap.com
RFC Asset Holdings II, LLC
One Meridian Crossings
Suite 100
Minneapolis, MN 55423
With copy to:
Residential Capital, LLC
7501 Wisconsin Avenue
Suite 900
Bethesda, MD 20814
Attn: Hu Benton, Managing Director, VP and Associate Counsel
Phone: (301) 215-6320
Fax: (301) 664-6999
Email: Hu.Benton@gmacrescap.com
Passive Asset Transactions, LLC
1100 Virginia Drive
Fort Washington, PA 19034
With copy to:
Residential Capital, LLC
7501 Wisconsin Avenue
Suite 900
Bethesda, MD 20814
Attn: Hu Benton, Managing Director, VP and Associate Counsel
Phone: (301) 215-6320
Fax: (301) 664-6999
Email: Hu.Benton@gmacrescap.com

DOA Holding Properties, LLC
One Meridian Crossings
Suite 100
Minneapolis, MN 55423
With copy to:
Residential Capital, LLC
7501 Wisconsin Avenue
Suite 900
Bethesda, MD 20814
Attn: Hu Benton, Managing Director, VP and Associate Counsel
Phone: (301) 215-6320
Fax: (301) 664-6999
Email: Hu.Benton@gmacrescap.com
Equity Investment I, LLC
One Meridian Crossings
Suite 100
Minneapolis, MN 55423
With copy to:
Residential Capital, LLC
7501 Wisconsin Avenue
Suite 900
Bethesda, MD 20814
Attn: Hu Benton, Managing Director, VP and Associate Counsel
Phone: (301) 215-6320
Fax: (301) 664-6999
Email: Hu.Benton@gmacrescap.com
Residential Funding Real Estate Holdings, LLC
One Meridian Crossings
Suite 100
Minneapolis, MN 55423
With copy to:
Residential Capital, LLC
7501 Wisconsin Avenue
Suite 900
Bethesda, MD 20814
Attn: Hu Benton, Managing Director, VP and Associate Counsel
Phone: (301) 215-6320
Fax: (301) 664-6999
Email: Hu.Benton@gmacrescap.com

Residential Mortgage Real Estate Holdings, LLC
One Meridian Crossings
Suite 100
Minneapolis, MN 55423
With copy to:
Residential Capital, LLC
7501 Wisconsin Avenue
Suite 900
Bethesda, MD 20814
Attn: Hu Benton, Managing Director, VP and Associate Counsel
Phone: (301) 215-6320
Fax: (301) 664-6999
Email: Hu.Benton@gmacrescap.com
Homecomings Financial Real Estate Holdings, LLC
One Meridian Crossings
Suite 100
Minneapolis, MN 55423
With copy to:
Residential Capital, LLC
7501 Wisconsin Avenue
Suite 900
Bethesda, MD 20814
Attn: Hu Benton, Managing Director, VP and Associate Counsel
Phone: (301) 215-6320
Fax: (301) 664-6999
Email: Hu.Benton@gmacrescap.com

The Lender Agent:
GMAC LLC
200 Renaissance Center
Detroit, MI 48265
Attn: David Walker, Group VP and Treasurer
Phone: (313) 656-5400
Fax: (313) 656-5401
Email: david.walker@gmacfs.com
With copy to:
William B. Solomon, VP and General Counsel
Phone: (313) 656-6128
Fax: (313) 656-6124
Email: William.b.solomon@gm.com
The First Priority Collateral Agent:
Wells Fargo Bank, N.A.
625 Marquette Avenue
N9311-110
Minneapolis, Minnesota 55479
Nicholas D. Tally — Specialized Products Group
Phone: (612) 667-3961
Fax: (612) 667-9825

ATTACHMENT I
TO FIRST PRIORITY PLEDGE AND SECURITY AGREEMENT
AND IRREVOCABLE PROXY
PLEDGED EQUITY AND PLEDGED NOTES
Item A. Pledged Shares

	Common Stock
	Authorized	Outstanding		% of Shares
Pledged Share Issuer	Shares	Shares	Beneficial Owner	Pledged
GMAC Mortgage USA Corporation	3,000	3,000	GMAC Mortgage, LLC	100%
Ladue Associates, Inc.	100	100	GMAC Mortgage, LLC	100%
Residential Accredit Loans, Inc.	1,000	1,000	GMAC-RFC Holding Company, LLC	100%
Residential Asset Mortgage Products, Inc.	1,000		GMAC-RFC Holding Company, LLC	100%
Residential Asset Securities Corporation	1,000	1,000	GMAC-RFC Holding Company, LLC	100%
Residential Funding Mortgage Securities I, Inc.	1,000		GMAC-RFC Holding Company, LLC	100%
Residential Funding Mortgage Securities II, Inc.	1,000	1,000	GMAC-RFC Holding Company, LLC	100%
GMAC-RFC Australia Pty Limited[5]	37,350,001 [6]	37,350,001 [5]	Residential Funding Company, LLC	65%

[5]	This is a cooperative with excluded liability.

[6]	These are ordinary shares.

Item B. Pledged Interests

	Interest
	Type of	Interests Owned		% of Interests of
Pledged Interests Issuer	Interest	by Pledgor	Pledgor	Pledgor Pledged

Hidden Springs Sewer Company, LLC	Limited Liability Company	100%	Developers of Hidden Springs, LLC	100%

DOA Properties I, LLC	Limited Liability Company	100%	DOA Holding Properties, LLC	100%

DOA Properties II, LLC	Limited Liability Company	100%	DOA Holding Properties, LLC	100%

CAP RE of Vermont, LLC	Limited Liability Company	100%	GMAC Mortgage, LLC	100%

Ditech, LLC	Limited Liability Company	100%	GMAC Mortgage, LLC	100%

Executive Closing Services, LLC	Limited Liability Company	100%	GMAC Mortgage, LLC	100%

Executive Trustee Services, LLC	Limited Liability Company	100%	GMAC Mortgage, LLC	100%

GMAC Mortgage, LLC of TN	Limited Liability Company	100%	GMAC Mortgage, LLC	100%

GMACR Mortgage Products, LLC	Limited Liability Company	100%	GMAC Mortgage, LLC	100%

GMV Management Services, LLC	Limited Liability Company	100%	GMAC Mortgage, LLC	100%

Horsham Funding, LLC	Limited Liability Company	100%	GMAC Mortgage, LLC	100%

	Interest
	Type of	Interests Owned		% of Interests of
Pledged Interests Issuer	Interest	by Pledgor	Pledgor	Pledgor Pledged

MINT I VFN Holdings, LLC	Limited Liability Company	100%	GMAC Mortgage, LLC	100%

MINT I, LLC	Limited Liability Company	100%	GMAC Mortgage, LLC	100%

Passive Asset Transactions, LLC	Limited Liability Company	100%	GMAC Mortgage, LLC	100%

Residential Consumer Services, LLC	Limited Liability Company	100%	GMAC Mortgage, LLC	100%

Residential Mortgage Real Estate Holdings, LLC	Limited Liability Company	100%	GMAC Mortgage, LLC	100%

Walnut Grove Funding, LLC	Limited Liability Company	100%	GMAC Mortgage, LLC	100%

GMCMTH, LLC	Limited Liability Company	100%	GMAC Model Home Finance, LLC	100%

KBOne, LLC	Limited Liability Company	100%	GMAC Model Home Finance, LLC	100%

LENOne, LLC	Limited Liability Company	100%	GMAC Model Home Finance, LLC	100%

WPSHOne, LLC	Limited Liability Company	100%	GMAC Model Home Finance, LLC	100%

RFC MHF Funding, LLC	Limited Liability Company	100%	GMAC Model Home Finance, LLC	100%

	Interest
	Type of	Interests Owned		% of Interests of
Pledged Interests Issuer	Interest	by Pledgor	Pledgor	Pledgor Pledged

GMAC Home Services, LLC	Limited Liability Company	100%	GMAC Residential Holding Company, LLC	100%

GMAC Mortgage, LLC	Limited Liability Company	100%	GMAC Residential Holding Company, LLC	100%

GMACB Service Company, LLC	Limited Liability Company	100%	GMAC Residential Holding Company, LLC	100%

GMACRH Settlement Services, LLC	Limited Liability Company	100%	GMAC Residential Holding Company, LLC	100%

Residential Funding Company, LLC	Limited Liability Company	100%	GMAC-RFC Holding Company, LLC	100%

HFN REO Sub II, LLC	Limited Liability Company	100%	Homecomings Financial, LLC	100%

Homecomings Financial Real Estate Holdings, LLC	Limited Liability Company	100%	Homecomings Financial, LLC	100%

GMAC Residential Holding Company, LLC	Limited Liability Company	100%	Residential Capital, LLC	100%

GMAC-RFC Holding Company, LLC	Limited Liability Company	100%	Residential Capital, LLC	100%

IB Finance Holding Company, LLC	Limited Liability Company	49%	Residential Capital, LLC	100%

Asset Lending Company II, LLC	Limited Liability Company	100%	Residential Funding Company, LLC	100%

	Interest
	Type of	Interests Owned		% of Interests of
Pledged Interests Issuer	Interest	by Pledgor	Pledgor	Pledgor Pledged

Asset Management Performance Services, LLC	Limited Liability Company	100%	Residential Funding Company, LLC	100%

Developers of Hidden Springs, LLC	Limited Liability Company	100%	Residential Funding Company, LLC	100%

DOA Holding Properties, LLC	Limited Liability Company	100%	Residential Funding Company, LLC	100%

EPRE LLC	Limited Liability Company	100%	Residential Funding Company, LLC	100%

Equity Investment I, LLC	Limited Liability Company	100%	Residential Funding Company, LLC	100%

Equity Investment III, LLC	Limited Liability Company	100%	Residential Funding Company, LLC	100%

GMAC Model Home Finance, LLC	Limited Liability Company	100%	Residential Funding Company, LLC	100%

GMAC Model Home Finance I, LLC	Limited Liability Company	100%	Residential Funding Company, LLC	100%

Homecomings Financial, LLC	Limited Liability Company	100%	Residential Funding Company, LLC	100%

MFC Asset, LLC	Limited Liability Company	100%	Residential Funding Company, LLC	100%

MINT II Holdings LLC	Limited Liability Company	100%	Residential Funding Company, LLC	100%

MINT II, LLC	Limited Liability Company	100%	Residential Funding Company, LLC	100%

	Interest
	Type of	Interests Owned		% of Interests of
Pledged Interests Issuer	Interest	by Pledgor	Pledgor	Pledgor Pledged

REG-PFH, LLC	Limited Liability Company	100%	Residential Funding Company, LLC	100%

Residential Asset Management Company LLC	Limited Liability Company	100%	Residential Funding Company, LLC	100%

Residential Funding Mortgage Exchange, LLC	Limited Liability Company	100%	Residential Funding Company, LLC	100%

Residential Funding Real Estate Holdings, LLC	Limited Liability Company	100%	Residential Funding Company, LLC	100%

Residential Funding Securities, LLC	Limited Liability Company	100%	Residential Funding Company, LLC	100%

RFC Advance Depositor, LLC	Limited Liability Company	100%	Residential Funding Company, LLC	100%

RFC Asset Holdings II, LLC	Limited Liability Company	100%	Residential Funding Company, LLC	100%

RFC Asset Management, LLC	Limited Liability Company	100%	Residential Funding Company, LLC	100%

RFC Construction Funding, LLC	Limited Liability Company	100%	Residential Funding Company, LLC	100%

RFC — GSAP Servicer Advance, LLC	Limited Liability Company	100%	Residential Funding Company, LLC	100%

GMAC RFC International Holdings Cooperatief U.A.	Membership Interests	100%	Residential Funding Company, LLC (99%); GMAC-RFC Holding Company, LLC (0.01%)	65%

Item C. UK Pledged Shares

	Total Number of	Shares Certificate		% of Shares
Pledged Share Issuer	Shares Issued	Number	Beneficial Owner	Pledged
GMAC-RFC Holdings Limited	188,117,940	1	Residential Funding Company, LLC	65%
GMAC-RFC Europe Limited	100	1	Residential Funding Company, LLC	65%
RFC Investments Limited	5,000,000	1	Residential Funding Company, LLC	65%
Item D. Pledged Notes

Pledged Note Issuer	Pledged Note	Pledged Note Holder

GX CE Funding B.V.	Note (Note Certificate No. 1) dated 4 June 2008 in the principal amount of EUR 556,992,836.00 due 3 June 2009 issued under the Variable Funding Loan Note Agreement dated 4 June 2008	Residential Capital, LLC

Viaduct (No. 7) Limited	Note dated 4 June 2008 in the principal amount of £658,116,612.47 due 18 June 2008 issued under the Note Issuance Facility Deed dated on or about 2 June 2008	Residential Capital, LLC

ATTACHMENT II
TO FIRST PRIORITY PLEDGE AND SECURITY AGREEMENT
AND IRREVOCABLE PROXY
Form of Joinder Agreement
This JOINDER AGREEMENT, dated as of                      ___, 20___, is delivered pursuant to Section 15 of the First Priority Pledge and Security Agreement and Irrevocable Proxy, dated as of                      ___, 2008, among Residential Funding Company, LLC, GMAC Mortgage, LLC, certain of their Affiliates from time to time parties thereto as Grantors, GMAC, LLC, as Lender and Lender Agent, and Wells Fargo Bank, N.A., as First Priority Collateral Agent and Collateral Control Agent (as amended, supplemented, restated or otherwise modified from time to time, the “Pledge and Security Agreement”). Capitalized terms used herein without definition are used as defined in the Pledge and Security Agreement.
By executing and delivering this Joinder Agreement, the undersigned, as provided in Section 15 of the Pledge and Security Agreement, hereby becomes a party to the Pledge and Security Agreement as [a/an [Additional Account Party] [Equity Pledgor] [FABS Grantor] [a Grantor that is a Guarantor] thereunder with the same force and effect as if originally named as [a/an [Additional Account Party] [Equity Pledgor] [FABS Grantor]] [a Grantor that is a Guarantor] therein and, without limiting the generality of the foregoing, as collateral security for the prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Obligations, hereby mortgages, pledges, assigns, transfers and hypothecates to the Senior Secured Collateral Agent for the benefit of the Lender Parties, and grants to the Senior Secured Collateral Agent for the benefit of the Lender Parties a lien on and security interest in, all of its right, title and interest in, to and under the Collateral of the undersigned described in Annex A and expressly assumes all obligations and liabilities of [a/an [Additional Account Party] [Equity Pledgor] [FABS Grantor]] [a Grantor that is a Guarantor] thereunder. The undersigned hereby agrees to be bound as [a/an [Additional Account Party] [Equity Pledgor] [FABS Grantor] [a Grantor that is a Guarantor]for the purposes of the Pledge and Security Agreement.
The information set forth in Annex B is hereby added to the information set forth in Schedules I through XI and Attachment I to the Pledge and Security Agreement. By acknowledging and agreeing to this Joinder Agreement, the undersigned hereby agrees that this Joinder Agreement may be attached to the Pledge and Security Agreement and that the Collateral listed on Annex A to this Joinder Amendment shall be and become part of the Collateral referred to in the Pledge and Security Agreement and shall secure all Obligations.
The undersigned hereby represents and warrants that each of the representations and warranties contained in Section 6 of the Pledge and Security Agreement applicable to it is true and correct on and as the date hereof as if made on and as of such date.

IN WITNESS WHEREOF, the undersigned has caused this Joinder Agreement to be duly executed and delivered as of the date first above written.

[ADDITIONAL GRANTOR]
By:
Name:
Title:

ACKNOWLEDGED AND AGREED
as of the date first above written:

GMAC, LLC as Lender Agent
By:
Name:
Title:

WELLS FARGO BANK, N.A., as First Priority Collateral Agent
By:
Name:
Title:

WELLS FARGO BANK, N.A., as Collateral Control Agent
By:
Name:
Title:

ANNEX A
TO JOINDER AGREEMENT
Description of Collateral
As used in the Joinder Agreement to which this Annex A is attached, the “Collateral” of the Grantor(s) executing this Joinder Agreement shall mean with respect to each such Grantor:
All of such Grantor’s right, title and interest, in, to, and under, whether now or hereafter existing, owned or acquired and wherever located and howsoever created, arising or evidenced, all of the following:
The Grantors shall, from time to time, execute and deliver to the Lender Agent, as the Lender Agent may reasonably request, all such supplements and amendments hereto and all such financing statements, continuation statements, instruments of further assurance and other instruments, and shall take such other action as the Lender Agent reasonably deems necessary or advisable to ensure a first priority, perfected security interest in all or any portion of the Collateral.
[Describe pledged collateral, which should be consistent with the collateral descriptions in Sections 2, 3, 4 or 5 as appropriate]

ANNEX B
TO JOINDER AGREEMENT
Updated Information to Schedules I-XI and Attachment I
to Pledge and Security Agreement and Irrevocable Proxy